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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   EXHIBIT 10.41

                           MARKETING AND DISTRIBUTION

                                   AGREEMENT

                                 BY AND BETWEEN

                              ABBOTT LABORATORIES

                                      AND

                               DIGENE CORPORATION


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REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                               TABLE OF CONTENTS

ARTICLE 1.  - DEFINITIONS......................................................3
     1.1      "Affiliate"......................................................3
     1.2      "Africa".........................................................3
     1.3      "Amplified Reimbursement"........................................3
     1.4      "Analyte"........................................................4
     1.5      "AUP"............................................................4
     1.6      "Base Sales".....................................................4
     1.7      "Book Value".....................................................4
     1.8      "Business Day"...................................................4
     1.9      "Calendar Quarter"...............................................4
     1.10     "Certificate of Analysis"........................................4
     1.11     "Change of Control"..............................................5
     1.12     "CMV"............................................................5
     1.13     "CMV Territory"..................................................5
     1.14     "Confidential Information".......................................5
     1.15     "Contract Year"..................................................6
     1.16     "CT/GC"..........................................................6
     1.17     "CT/GC Clearance"................................................7
     1.18     "CT/GC Non-U.S. AUP".............................................7
     1.19     "CT/GC Products".................................................7
     1.20     "CT/GC U.S. AUP".................................................7
     1.21     "CT/GC Specifications"...........................................8
     1.22     "CT/GC Territory"................................................8
     1.23     "Delivered "and "Delivery".......................................8
     1.24     "Designated Country".............................................8
     1.25     "Digene Equipment"...............................................8
     1.26     "Digene Products"................................................9
     1.27     "Digene Trademarks"..............................................9
     1.28     "Distributor"....................................................9
     1.29     "Distributor Territories"........................................9
     1.30     "Distribution Agreement".........................................9
     1.31     "Effective Date".................................................9
     1.32     "Equipment"......................................................9
     1.33     "Europe".........................................................9
     1.34     "FDA"............................................................9
     1.35     "Field"..........................................................9
     1.36     "Fully Burdened Manufacturing Cost".............................10
     1.37     "HBV"...........................................................10

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     1.38     "HBV AUP".......................................................10
     1.39     "HBV Products"..................................................11
     1.40     "HBV Specifications"............................................11
     1.41     "HBV Territory".................................................11
     1.42     "HPV"...........................................................11
     1.43     "HPV AUP".......................................................11
     1.44     "HPV Products"..................................................12
     1.45     "HPV Specifications"............................................12
     1.46     "HPV Territory".................................................12
     1.47     "Hybrid Capture(R) Technology"..................................12
     1.48     "Hybrid Capture for Digene Products"............................12
     1.49     "Improvement"...................................................12
     1.50     "Incremental Sales".............................................13
     1.51     "Initial Term"..................................................13
     1.52     "Innovation"....................................................13
     1.53     "Middle East"...................................................13
     1.54     "Minimum Transfer Price"........................................13
     1.55     "Murex Entities"................................................14
     1.56     "Net Sales".....................................................14
     1.57     "Non-Amplified Reimbursement"...................................15
     1.58     "Non-proprietary Equipment".....................................15
     1.59     "Other Products"................................................15
     1.60     "Other Product Specifications"..................................15
     1.61     "Party".........................................................15
     1.62     "Patents".......................................................16
     1.63     "Product".......................................................16
     1.64     "Product Accessories"...........................................16
     1.65     "Purchase Price"................................................16
     1.66     "Recall"........................................................16
     1.67     "SHARP".........................................................16
     1.68     "SHARP Territory"...............................................16
     1.69     "Shipped Products"..............................................16
     1.70     "Specifications"................................................16
     1.71     "Term"..........................................................16
     1.72     "Territory".....................................................16
     1.73     "Third Party"...................................................17
     1.74     "Trade".........................................................17
     1.75     "Trade Secrets".................................................17
     1.76     "Transition Period".............................................17
     1.77     "United States".................................................17
     1.78     "Validation Protocols"..........................................17

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     1.79     "Warranty Period"...............................................17
     1.80     "Work With".....................................................18
     1.81     "Year 2000 Compliant"...........................................18

ARTICLE 2. - APPOINTMENT TO MARKET AND DISTRIBUTE.............................18
     2.1     Exclusive Appointment for CT/GC..................................18
     2.2     Exclusive Appointment for HBV....................................19
     2.3     Exclusive Appointment for HPV....................................19
     2.4     Additional Territories...........................................20
     2.5     Noncompetition...................................................21
     2.6     Trade Costs......................................................21
     2.7     Selling Price....................................................21
     2.8     Contracting Rights...............................................22
     2.9     Distributor Territories..........................................22
     2.10    Non-Exclusive Appointment for Equipment..........................23

ARTICLE 3. - MARKETING AND PROMOTION..........................................23
     3.1     Abbott's General Marketing and Promotion Responsibilities........23
     3.2     Digene's General Promotional Responsibilities....................24
     3.3     Development of Promotional and Marketing Materials...............24
     3.4     Marketing Plans..................................................24
     3.5     Sales Reports....................................................25
     3.6     Support..........................................................26
     3.7     Product Samples..................................................26
     3.8     Marketing Steering Committee.....................................26

ARTICLE 4. - SALES PERFORMANCE THRESHOLDS.....................................27
     4.1     Net Sales Thresholds for CT/GC...................................27
     4.2     Net Sales Thresholds for HBV.....................................29
     4.3     Net Sales Thresholds for HPV.....................................31
     4.4     Exercise of Rights...............................................34
     4.5     Wind-down Activities.............................................34
     4.6     Factors Affecting Net Sales......................................35

ARTICLE 5. - MANUFACTURE AND SUPPLY...........................................35
     5.1     Supply...........................................................35
     5.2     Forecasting......................................................39
     5.3     Orders...........................................................40
     5.4     Failure to Supply Product........................................41
     5.5     Failure to Supply Digene Equipment...............................43
     5.6     Supply Allocation................................................44
     5.7     Ordering Processing..............................................44

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     5.8     Safety Stock.....................................................44
     5.9     Hazardous Classification Labeling................................44

ARTICLE 6. - PRICE AND TERMS..................................................45
     6.1     Purchase Price for Equipment.....................................45
     6.2     Product Transfer Price...........................................46
     6.3     Minimum Transfer Price...........................................47
     6.4     Year-End Reconciliation..........................................47
     6.5     Royalty Obligations..............................................48
     6.6     Payment Terms....................................................48
     6.7     Foreign Exchange.................................................48

ARTICLE 7. - SHIPMENT AND DELIVERY............................................49
     7.1     Shipment.........................................................49
     7.2     Delivery.........................................................49
     7.3     Export Licenses: Import Certificates; Customs and
             Regulatory Approval for Delivery of Shipped Products
             Outside the United States........................................49
     7.4     Title and Risk of Loss...........................................50
     7.5     Taxes............................................................50
     7.6     Certificate of Analysis..........................................50

ARTICLE 8. - ACCEPTANCE OF SHIPPED PRODUCT; INSPECTION OF
             MANUFACTURING FACILITY...........................................51
     8.1     Digene Testing...................................................51
     8.2     Abbott Testing...................................................51
     8.3     Abbott Inspection................................................53

ARTICLE 9. - REGULATORY COMPLIANCE AND MEDICAL COMPLAINTS.....................53
     9.1     No Modification..................................................53
     9.2     Regulatory Compliance............................................53
     9.3     Customer Complaints..............................................54

ARTICLE 10. - RECALL OR WITHDRAWAL............................................55
     10.1    Event of Recall and Withdrawal...................................55
     10.2    Expense of Recall................................................55

ARTICLE 11. - BOOKS AND RECORDS...............................................56
     11.1    Examination Rights...............................................56
     11.2    Reconciliation of Underpayment or Overcharge.....................56
     11.3    Costs of Examination.............................................57

ARTICLE 12. - PATENTS AND TRADEMARKS..........................................57

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     12.1     Trademark License...............................................57
     12.2     Trademark Ownership.............................................58
     12.3     Infringement....................................................59
     12.4     Possible Removal From Market....................................59
     12.5     Third Party Claims for Infringement.............................60
     12.6     Co-Labeled Product..............................................60
     12.7     Limitation of Liability.........................................60

ARTICLE 13. - REPRESENTATIONS AND WARRANTIES..................................61
     13.1     Digene Representations and Warranties...........................61
     13.2     Replacement or Repair...........................................62
     13.3     Third Party Distributors........................................63
     13.4     Limitation on Warranties........................................63
     13.5     Patent Representations and Warranties...........................63
     13.6     General Representations and Warranties..........................64

ARTICLE 14. - GENERAL INDEMNIFICATION.........................................64
     14.1     Digene Indemnification..........................................64
     14.2     Abbott Indemnification..........................................65
     14.3     Cooperation.....................................................65
     14.4     Insurance.......................................................65

ARTICLE 15. TERM AND TERMINATION..............................................66
     15.1     Term............................................................66
     15.2     Termination for Cause...........................................66
     15.3     Termination By Digene For Abbott's Failure to
              Achieve Net Sales Thresholds....................................67
     15.4     Termination By Abbott for Change of Control.....................68
     15.5     Partial Termination By Digene For Abbott's Failure
              to Market in Particular Country.................................69
     15.6     Continuation of Force Majeure...................................70
     15.7     Accrued Obligations.............................................70
     15.8     Additional Remedies for Breach..................................70

ARTICLE 16. - CONSEQUENCES OF TERMINATION.....................................71
     16.1     Buy-out of Equipment and Inventory..............................71
     16.2     Termination Fee.................................................71
     16.3     Residual Payments...............................................72

ARTICLE 17. - CONFIDENTIALITY AND PUBLIC ANNOUNCEMENTS........................72
     17.1     Confidentiality.................................................72

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     17.2     Handling of Trade Secrets.......................................73
     17.3     Confidential Treatment..........................................73
     17.4     Public Announcements............................................74

ARTICLE 18.  - FORCE MAJEURE..................................................74

ARTICLE 19. - IMPROVEMENTS, INNOVATIONS, DIGENE PRODUCTS;
              DEVELOPMENT PROJECTS............................................75
     19.1     First Right of Negotiation......................................75
     19.3     Third Party Licenses............................................78
     19.4     Determination of Improvements or Innovations....................78
     19.5     [*****].........................................................80
     19.6     Development Projects............................................80
     19.7     Testing Service Rights..........................................82
     19.8     R&D Expenses....................................................82
     19.9     Products Outside the Scope of the Agreement.....................82

ARTICLE 20. - TRANSFER, MODIFICATION OR TERMINATION OF OBLIGATIONS
              UNDER THE MUREX AGREEMENTS......................................82
     20.1     General.........................................................82
     20.2     Distribution of HBV.............................................83
     20.3     Distribution of HPV.............................................83
     20.4     Distribution of CMV.............................................83
     20.5     Distribution of SHARP Signal System Products....................84
     20.6     Murex-Only Labeled Products.....................................85
     20.7     Continuing Obligations Under the Murex Agreements...............86
     20.8     Transition Period...............................................87
     20.9     Termination of the Murex Agreements.............................90

ARTICLE 21. - MISCELLANEOUS...................................................92
     21.1     Relationship of the Parties.....................................92
     21.2     Successors and Assignment.......................................92
     21.3     Binding Effect..................................................92
     21.4     Entire Agreement................................................93
     21.5     Governing Law...................................................93
     21.6     Dispute Resolution..............................................93
     21.7     Notices.........................................................93
     21.8     Severability....................................................94
     21.9     Interpretation..................................................95
     21.10    Amendments......................................................95
     21.11    Waiver..........................................................95

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     21.12    Survival........................................................95
     21.13    Headings........................................................96
     21.14    Counterparts....................................................96
     21.15    Mutual Drafting.................................................96

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                      MARKETING AND DISTRIBUTION AGREEMENT

     THIS AGREEMENT is made, as of the Effective Date, by and between Abbott Laboratories, an Illinois corporation having its principal place of business at 100 Abbott Park Road, Abbott Park, Illinois 60064-6400 ("Abbott"), and Digene Corporation, a Delaware corporation having its principal place of business at 9000 Virginia Manor Road, Beltsville, Maryland 20705 ("Digene").


                                    WITNESSETH:

      WHEREAS, Digene is engaged in the development, manufacture, marketing and distribution of medical diagnostic products;

     WHEREAS, Digene has entered into: (i) a Distribution Agreement with Murex Diagnostics Corporation dated August 1, 1997; (ii) an Agency and Sales Representation Agreement with Murex Diagnostics Corporation dated February 1, 1997; (iii) a Customer Transfer Agreement with Murex Diagnostics Corporation dated February 1, 1997; (iv) an Escrow Agreement dated February 1, 1997 among Digene, Murex Diagnostics Corporation and Reid & Priest LLP; (v) a Distribution Agreement with Murex Biotech Limited dated February 28, 1996, as amended February 1, 1997; (vi) a Development and License Agreement with International Murex Technologies Corporation dated May 31, 1994 (and the related escrow agreement); (vii) a letter agreement dated May 31, 1994 with International Murex Technologies Limited; (viii) a Development and License Agreement with International Murex Technologies Corporation dated

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April 14, 1993 (and the related escrow agreement); and (ix) a Distribution
Agreement with International Murex Technologies Corporation dated May 19, 1992, as amended on May 26, 1993 and April 4, 1996, (collectively the "Murex Agreements") for the distribution and development of certain Digene products (Murex Biotech Limited, Murex Diagnostics Corporation and International Murex Technologies Limited were at all relevant times subsidiaries or affiliates of International Murex Technologies Corporation and together with International Murex Technologies Corporation are hereinafter referred to as "Murex");

     WHEREAS, on or about April 17, 1998, Abbott acquired International Murex Technologies Corporation pursuant to an Acquisition Agreement dated March 13, 1998, and as a result thereof, assumed the obligations of Murex under the Murex Agreements;

     WHEREAS, Digene desires to transfer certain obligations under the Murex Agreements to Abbott, to enter into a new distribution arrangement with Abbott regarding the development, manufacture, marketing and distribution of certain of its products in certain territories in the world and, in connection therewith, to terminate the Murex Agreements;

     WHEREAS, Digene and Abbott wish to collaborate to expand the development and utilization of certain Digene products;

     WHEREAS, Abbott, through its Diagnostics Division ("ADD"), is engaged in the development, manufacture, marketing and distribution of medical diagnostic products;

     WHEREAS, Abbott desires to accept the transfer of certain obligations under the Murex Agreements, to enter into a new distribution arrangement with Digene regarding the

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development, manufacture, marketing and distribution of certain Digene products and, in connection therewith, to terminate the Murex Agreements; and

     WHEREAS, in accordance with the terms and conditions hereof, Digene is willing to appoint Abbott as a distributor of certain Digene products in certain territories, and Abbott is willing to accept such appointment.

     NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and upon the terms and subject to conditions set forth below, Abbott and Digene hereby agree as follows:

                            ARTICLE 1. - DEFINITIONS

     The following words and phrases, when used herein with initial capital letters, shall have the meanings set forth or referenced below:

     1.1 "Affiliate" shall mean, with respect to each Party (as hereinafter defined), any legal entity which is, directly or indirectly, controlling, controlled by or under common control with such Party. For purposes of this definition, a Party shall be deemed to control another entity if it owns or controls, directly or indirectly, more than fifty percent (50%) of the voting equity of the other entity (or other comparable ownership interest for an entity other than a corporation).

     1.2  "Africa" shall mean those countries and territories set forth on
Schedule 1.2.

     1.3 "Amplified Reimbursement" shall mean reimbursement under the Medicare/Medicaid CPT code for reimbursement as an amplified assay, which as of the Effective Date (as hereinafter defined) is 87491 (CT) and 87591 (GC).

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     1.4  "Analyte" shall mean an individual compound, nucleic acid or fragment thereof, bacteria, virus, fungus, mycoplasm or other substance which is the target of quantitative or qualitative measurement.

     1.5  "AUP" shall mean average unit selling price.

     1.6 "Base Sales" shall mean the Net Sales (as hereinafter defined) in calendar year 1998 of each Product (as hereinafter defined) sold by Digene and its Affiliates in the same Territory (as hereinafter defined) in which Abbott and its Affiliates are granted distribution rights hereunder with respect to such Product, as set forth on Schedule 1.6.

     1.7 "Book Value" shall mean the Purchase Price (as hereinafter defined) of the Digene Equipment (as hereinafter defined), less accumulated depreciation on a straight-line basis for four (4) years with $0.00 residual value, in accordance with generally accepted accounting principles in the United States (as hereinafter defined) ("GAAP"), consistently applied.

     1.8 "Business Day" means any day other than a day which is a Saturday or Sunday or other day on which commercial banks in New York, New York are authorized or required to remain closed.

     1.9 "Calendar Quarter" shall mean a period of three (3) consecutive calendar months commencing on January 1, April 1, July 1 or October 1 of any Contract Year (as hereinafter defined).

     1.10 "Certificate of Analysis" shall mean finished goods test results accompanying the release of Products.

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REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED
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     1.11 "Change of Control" shall mean: (a) the consolidation or merger of
Digene or any Affiliate of Digene holding or controlling a majority of the assets relating to the business of Digene which is the subject of this Agreement, with or into any Third Party (as hereinafter defined); (b) the assignment, sale, transfer, lease or other disposition of all or substantially all of the assets of Digene and its Affiliates taken as a whole; or (c) the acquisition by any Third Party or group of Third Parties acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended) of shares of voting stock of Digene, the result of which in the case of any transaction described in clauses (a), (b) and (c) above is that immediately after the transaction the shareholders of Digene immediately before the transaction own less than fifty percent (50%) of the outstanding shares of the surviving corporation in a transaction specified in clause (a) above or the acquiror in a transaction specified in clause (b) or (c) above.

     1.12 "CMV" shall have the meaning set forth in Section 20.4.

     1.13 "CMV Territory" shall mean Europe (as hereinafter defined), the Middle East (as hereinafter defined) and Africa.

     1.14 "Confidential Information" shall mean any and all technical data, information, materials and other know-how, including Trade Secrets (as hereinafter defined), presently owned by or developed by or licensed to, or on behalf of, Digene or Abbott which relates to the development, manufacture, promotion, marketing, distribution, sale or use of (a) any Product or Digene Products, (b) any Improvement (as hereinafter defined) or Innovation (as hereinafter defined), (c) any Digene Equipment, (d) a development project described in Article 19 during the

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Term (as hereinafter defined), (e) any Abbott products, and (f) any information, including financial data, relating to the business of either of the Parties and/or of their Affiliates, which a Party and/or its Affiliates discloses to the other Party and/or its Affiliates in writing and identifies as being confidential, or if disclosed orally, visually or through some other media, is identified as confidential at the time of disclosure and is summarized in writing within thirty (30) days of such disclosure and identified as confidential, except any portion thereof which:

          (a) is known to the receiving Party and/or its Affiliates at the time of the disclosure, as evidenced by its written records;

          (b) is disclosed to the receiving Party and/or its Affiliates by a Third Party having a legal right to do so;

          (c) becomes patented, published or otherwise part of the public domain through no fault of the receiving Party and/or its Affiliates; or

          (d) is independently developed by or for the receiving Party and/or its Affiliates without use of Confidential Information disclosed hereunder, as evidenced by its written records.

     1.15 "Contract Year" shall mean a calendar year during the Term, except that the first Contract Year shall begin on the Effective Date and shall end on December 31, 1999.

     1.16 "CT/GC" shall mean Digene's diagnostic assay utilizing Hybrid Capture(R) Technology (as hereinafter defined) designed to detect the presence of gonorrhea and/or chlamydia in a sample in accordance with the CT/GC Specifications (as hereinafter defined),

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including any Improvements thereto (except as provided in Section 19.2), consisting of the CT/GC Products (as hereinafter defined).

     1.17 "CT/GC Clearance" shall have the meaning set forth in Section 4.1.

     1.18 "CT/GC Non-U.S. AUP" shall mean (a) for the purpose of payment of the transfer price under Section 6.2(a), (i) in the first Contract Year, the amount set forth on Schedule 1.18 and (ii) for each subsequent Contract Year, the Net Sales of each CT/GC Product sold by Abbott and its Affiliates in the CT/GC Territory (as hereinafter defined), excluding the United States, during the first nine (9) months of the immediately preceding Contract Year, divided by the number of units of each such CT/GC Product sold by Abbott and its Affiliates in the CT/GC Territory, excluding the United States, during the first nine (9) months of the immediately preceding Contract Year, which calculation shall be provided to Digene by written notice from Abbott no later than December 1 of such immediately preceding Contract Year, and (b) for the purposes of year-end reconciliation under Section 6.4 the Net Sales of CT/GC sold by Abbott and its Affiliates in the CT/GC Territory, excluding the United States, during the immediately preceding Contract Year divided by the number of units of each such CT/GC Product sold by Abbott and its Affiliates in the CT/GC Territory, excluding the United States, during the immediately preceding Contract Year.

     1.19 "CT/GC Products" shall mean each of the CT/GC products listed by part number on Schedule 1.19.

     1.20 "CT/GC U.S. AUP" shall mean (a) for the purpose of payment of the transfer price under Section 6.2(b), (i) in the first Contract Year, the amount set forth on Schedule 1.20

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and (ii) for each subsequent Contract Year, the Net Sales of each CT/GC Product sold by Abbott and its Affiliates in the United States during the first nine
(9) months of the immediately preceding Contract Year, divided by the number of units of each such CT/GC Product sold by Abbott and its Affiliates in the United States during the first nine (9) months of the immediately preceding Contract Year, which calculation shall be provided to Digene by written notice from Abbott no later than December 1 of such immediately preceding Contract Year, and (b) for the purposes of year-end reconciliation under Section 6.4 the Net Sales of CT/GC sold by Abbott and its Affiliates in the United States during the immediately preceding Contract Year divided by the number of units of each such CT/GC Product sold by Abbott and its Affiliates in the United States during the immediately preceding Contract Year.

     1.21 "CT/GC Specifications" shall mean the characteristics of CT/GC set forth on Schedule 1.21 as such specifications may be amended from time to time pursuant to Section 21.10.

     1.22 "CT/GC Territory" shall mean the United States, Europe, the Middle East and Africa, as may be amended in accordance with Sections 2.4 or 15.5.

     1.23 "Delivered "and "Delivery" shall have the meanings ascribed to them in Section 7.1.

     1.24 "Designated Country" shall mean a country in the Territory to which Shipped Products (as hereinafter defined) shall be delivered.

     1.25 "Digene Equipment" shall mean the DML 2000 Luminometers, DCR 1 Tube Luminometers and other system equipment listed on Schedule 1.25.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     1.26 "Digene Products" shall mean all existing and new products principally utilizing Hybrid Capture for Digene Products (as hereinafter defined), including any Improvements thereto sold or to be sold by Digene in the Field other than Products and Other Products.

     1.27 "Digene Trademarks" shall mean the trademarks of Digene as set forth on Schedule 1.27.

     1.28 "Distributor" shall mean a Third Party with whom Digene has a Distribution Agreement (as hereinafter defined) in effect on the Effective Date in the Territory for Products as set forth on Schedule 1.28.

     1.29 "Distributor Territories" shall mean those countries identified on
Schedule 1.29, as may be amended from time to time in accordance with the provisions of Section 2.9.

     1.30 "Distribution Agreement" shall mean each agreement between Digene and any Distributor for the development, manufacture, marketing and/or distribution of Products in the Territory, as set forth on Schedule 1.30.

     1.31 "Effective Date" shall mean the date on which the last Party executes this Agreement.

     1.32 "Equipment" shall mean Digene Equipment and Non-proprietary Equipment (as hereinafter defined).

     1.33 "Europe" shall mean those countries and territories listed on
Schedule 1.33.

     1.34 "FDA" shall mean the United States Food and Drug Administration and any successor agency thereto.

     1.35 "Field" shall mean the in vitro human diagnostic market.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     1.36 "Fully Burdened Manufacturing Cost" shall mean the cost of goods produced, including direct labor, direct materials and allocable manufacturing overhead incurred in the manufacture of the Products and the purchase and packaging of Digene Equipment, all determined in accordance with generally accepted industry standards and GAAP, consistently applied.

     1.37 "HBV" shall mean Digene's diagnostic assay utilizing Hybrid Capture Technology designed to detect the presence of Hepatitis B Virus in a sample in accordance with the HBV Specifications (as hereinafter defined), including any Improvements thereto (except as provided in Section 19.2), consisting of the HBV Products (as hereinafter defined).

     1.38 "HBV AUP" shall mean (a) for the purpose of payment of the transfer price under Section 6.2(c), (i) in the first Contract Year, the amount set forth on Schedule 1.38 and (ii) for each subsequent Contract Year, the Net Sales of each HBV Product sold by Abbott and its Affiliates in the HBV Territory (as hereinafter defined) during the first nine (9) months of the immediately preceding Contract Year, divided by the number of units of each such HBV Product sold by Abbott and its Affiliates in the HBV Territory during the first nine (9) months of the immediately preceding Contract Year, which calculation shall be provided to Digene by written notice from Abbott no later than December 1 of such immediately preceding contract year, and (b) for the purposes of year-end reconciliation under Section 6.4 the Net Sales of HBV sold by Abbott and its Affiliates in the HBV Territory during the previous Contract Year, divided by the number of units of each such HBV Product sold by Abbott and its Affiliates in the HBV Territory during the immediately preceding Contract Year.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     1.39 "HBV Products" shall mean each of the HBV products listed by part number on Schedule 1.39.

     1.40 "HBV Specifications" shall mean the characteristics of HBV set forth on Schedule 1.40, as such specifications may be amended from time to time pursuant to Section 21.10.

     1.41 "HBV Territory" shall mean Europe, the Middle East and Africa, as may be amended in accordance with Sections 2.4 or 15.5.

     1.42 "HPV" shall mean Digene's diagnostic assay utilizing Hybrid Capture Technology designed to detect the presence of Human Papillomavirus in a sample in accordance with the HPV Specifications (as hereinafter defined), including any Improvements thereto (except as provided in Section 19.2), consisting of HPV Products (as hereinafter defined).

     1.43 "HPV AUP" shall mean (a) for the purpose of payment of the transfer price under Section 6.2(d), (i) in the first Contract Year, the amount set forth on Schedule 1.43 and (ii) for each subsequent Contract Year, the Net Sales of each such HPV Product sold by Abbott and its Affiliates in the HPV Territory (as hereinafter defined) during the first nine (9) months of the immediately preceding Contract Year, divided by the number of units of each such HPV Product sold by Abbott and its Affiliates in the HPV Territory during the first nine (9) months of the immediately preceding Contract Year, which calculation shall be provided to Digene by written notice from Abbott no later than December 1 of such immediately preceding Contract Year, and (b) for the purposes of year-end reconciliation under Section 6.4 the Net Sales of HPV sold by Abbott and its Affiliates in the HPV Territory during the previous Contract Year, divided by the

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

number of units of each such HPV Product sold by Abbott and its Affiliates in the HPV Territory during the immediately preceding Contract Year.

     1.44 "HPV Products" shall mean each of the HPV products listed by part number on Schedule 1.44.

     1.45 "HPV Specifications" shall mean the characteristics of HPV set forth on Schedule 1.45, as such specifications may be amended from time to time pursuant to Section 21.10.

     1.46 "HPV Territory" shall mean Europe, the Middle East and Africa, as may be amended in accordance with Sections 2.4 or 15.5.

     1.47 "Hybrid Capture(R) Technology" shall mean the [***********************

********************************************************************************

*******************************************************************************]

     1.48 "Hybrid Capture for Digene Products" shall mean the methods for performing Hybrid Capture I and Hybrid Capture II assays in coated tube and 96-well microplates for nucleic acid sequences that involve antibody recognition of double-stranded sequences and which is claimed by the Patents.

     1.49 "Improvement" shall mean any improvement, modification or adjustment of or to any Product or Digene Product, as the case may be, which provides no recognized or a moderate, but not significant, benefit to customers in terms of the testing method, performance and/or automation. Examples of Improvements include, but are not limited to, the following: [*******************************

********************************************************************************

********************************************************************************

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

********************************************************************************

********************************************************************************

********************************************************************************

*******************************************************************************]

     1.50 "Incremental Sales" shall mean the Net Sales of a Product or Products in the twelve (12) months preceding a Change in Control in excess of Base Sales of such Product or Products.

     1.51 "Initial Term" shall mean the period beginning on the Effective Date and ending, with respect to CT/GC on December 31 of the fifth full Contract Year after CT/GC Clearance and, with respect to HBV and HPV, on December 31, 2003.

     1.52 "Innovation" shall mean any significant development, improvement, modification or adjustment of or to any Product which results in a technology restatement or a unique competitive advantage which provides significant customer benefit in terms of the testing method, performance and/or automation. Examples of Innovations include, but are not limited to, the following: [*******

********************************************************************************

*******************************************************************************]


     1.53 "Middle East" shall mean those countries and territories set forth on
Schedule 1.53.

     1.54 "Minimum Transfer Price" shall mean the minimum price Digene shall invoice Abbott and its Affiliates for any Product as set forth on Schedule 1.54.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     1.55 "Murex Entities" shall mean Murex Diagnostic Corporation, Murex Biotech Limited, International Murex Technologies Corporation, International Murex Technologies Limited and any Murex Affiliate obligated to perform activities pursuant to any of the Murex Agreements.

     1.56 "Net Sales" shall mean the total of the gross amount billed or invoiced to Third Parties for the sale of a Product in the Field, less:

          (a) rebates granted and allowances, trade, quantity or cash discounts actually allowed and taken.

          (b) retroactive price reductions imposed by government authorities;

          (c) fees, commissions or rebates lawfully paid pursuant to contracts with group purchasing organizations;

          (d) amounts actually repaid a Third Party by reason of rejection or return of defective Product; and

          (e) upcharges paid by Third Parties as part of a reagent agreement plan or similar arrangement;

provided, however, that if any Product is sold by Abbott or its Affiliates in combination with other components which have commercial utility other than use in combination with such Product (together, a "Combination Product"), Net Sales of such Product shall be the gross invoiced price of such Combination Product billed to customers by Abbott or its Affiliates, less the allowances and adjustment referred to above, multiplied by the fraction A/(A+B), where A is the gross selling price of the Product sold separately during the period in question, and B is the

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

gross selling price of such other components sold separately during the period in question; provided, further, that if any Combination Product is sold by Abbott or its Affiliates and the gross selling price for the Product or such other components is not determinable, then the gross amount billed or invoiced to Third Parties for the sale of such Product shall be deemed to be an amount equal to the percentage of the gross sales price, less the allowances and adjustments referred to above, for the Combination Product which is equal to the percentage of the fair market value of the Product and such other components in the Combination Product represented by the fair market value of the Product.

     1.57 "Non-Amplified Reimbursement" shall mean reimbursement under the Medicare/Medicaid CPT code for reimbursement as a non-amplified assay, which as of the Effective Date is 87490 (CT) and 87590 (GC).

     1.58 "Non-proprietary Equipment" shall mean the equipment available for purchase from Third Parties, as set forth on Schedule 1.58, which is utilized in connection with Digene Equipment, and which has been specified and validated under the Validation Protocol (as hereinafter defined) for use in connection with Products.

     1.59 "Other Products" shall mean CMV and SHARP(TM) (as hereinafter defined).

     1.60 "Other Product Specifications" shall mean the characteristics of CMV or SHARP, as the case may be, set forth on Schedule 1.60, as such specifications may be amended from time to time pursuant to Section 21.10.

     1.61 "Party" shall mean Digene or Abbott, and "Parties" shall mean Digene and Abbott.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     1.62 "Patents" shall mean the patents and patent applications (including any patents that issue based upon such patent applications) set forth on
Schedule 1.62.

     1.63 "Product" shall mean CT/GC, HBV and HPV, or any combination of the foregoing, including the Product Accessories (as hereinafter defined), manuals, labeling, packaging and package inserts thereto.

     1.64 "Product Accessories" shall mean proprietary sample collection devices, reagents, and/or other consumables that may be used in connection with Products, as set forth on Schedule 1.64.

     1.65 "Purchase Price" shall mean the price for Equipment purchased by Abbott and its Affiliates from Digene hereunder, more fully described in
Section 6.1.

     1.66 "Recall" shall have the meaning set forth in Section 10.1.

     1.67 "SHARP" shall have the meaning set forth in Section 20.5.

     1.68 "SHARP Territory" shall mean Europe, the Middle East and Africa.

     1.69 "Shipped Products" shall have the meaning set forth in Section 7.1.

     1.70 "Specifications" shall mean collectively the CT/GC Specifications, the HBV Specifications and the HPV Specifications.

     1.71 "Term" shall mean the Initial Term and any extensions thereto, unless otherwise terminated earlier in accordance with the terms and conditions of
Article 15.

     1.72 "Territory" shall mean collectively the CT/GC Territory, the HBV Territory and the HPV Territory, as may be amended in accordance with Sections
2.4 or 15.5.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     1.73 "Third Party" shall mean a natural person, corporation, partnership, trust, joint venture, governmental authority or other legal entity or organization other than the Parties and/or their Affiliates.

     1.74 "Trade" shall mean potential customers, including, without limitation, hospitals, physician office laboratories, reference laboratories, alternate site facilities and group purchasing organizations, but shall not include a Distributor during the term of such Distributor's Distribution Agreement.

     1.75 "Trade Secrets" shall mean the technical or non-technical data, formulae, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, marketing plans, product plans and the like, owned or licensed by a Party and/or its Affiliates: (a) from which a Party and/or its Affiliates derives actual or potential economic value by being held in secrecy and not known by Third Parties who are not under an obligation of confidentiality with respect thereto; or (b) which gives such Party an actual or potential advantage over Third Party competitors who do not know or use it.

     1.76 "Transition Period" shall have the meaning set forth in Section 20.8.

     1.77 "United States" shall mean the fifty (50) states of the United States, including its territories and possessions and the District of Columbia and Puerto Rico.

     1.78 "Validation Protocols" shall mean the Validation Protocols set forth on Schedule 3.6.

     1.79 "Warranty Period" shall have the meaning ascribed to it in Section 13.1(b).

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     1.80 "Work With" shall mean to provide reasonable assistance, to consult, to offer advice and to take other reasonable steps designed to help resolve technical or quality or customer problems and to provide a professional, unified image to customers, and timely cooperation in the execution of distribution, sales, marketing and promotion programs or the adjustments of any Net Sales thresholds under this Agreement; provided, however, that "Work With" shall not mean incurring any capital expenditures or incurring any expenses other than direct salary, travel and accommodation costs of Abbott or Digene employees, as the case may be. For the purposes of this definition, a failure to "Work With" shall include a habitual neglect or failure to perform the activities outlined in this Agreement over a commercially reasonable period of time or failure to act in good faith, on a timely basis at the request of the other Party. A failure to "Work With" shall be a material breach for the purposes of Section 15.2.

     1.81 "Year 2000 Compliant" shall mean having no lesser functionality with respect to records containing dates before or after January 1, 2000, than previously with respect to dates prior to January 1, 2000.

               ARTICLE 2. - APPOINTMENT TO MARKET AND DISTRIBUTE

     2.1 Exclusive Appointment for CT/GC. Subject to the terms and conditions of this Agreement, Digene hereby appoints Abbott and its Affiliates for the Term as Digene's exclusive distributor, subject to the rights of existing Distributors, of CT/GC in the CT/GC Territory for use in the Field and Abbott hereby accepts such appointment. As part of such appointment under this Section 2.1, Abbott shall have the right to appoint sub-distributors in those countries or

                                       18

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

territories in the CT/GC Territory in which Abbott generally uses sub-distributors to distribute Abbott diagnostic products. As exclusive distributor hereunder, Abbott and its Affiliates shall have the sole and exclusive right, subject to the rights of existing Distributors, to market, promote, sell and distribute CT/GC in the CT/GC Territory for use in the Field, which right shall operate to exclude all others, including Digene, its Affiliates and all Third Parties.

     2.2 Exclusive Appointment for HBV. Subject to the terms and conditions of this Agreement, Digene hereby appoints Abbott and its Affiliates for the Term as the exclusive distributor, subject to the rights of existing Distributors, of HBV in the HBV Territory for use in the Field and Abbott hereby accepts such appointment. As part of such appointment under this Section 2.2, Abbott shall have the right to appoint sub-distributors in those countries or territories in the HBV Territory in which Abbott generally uses sub-distributors to distribute Abbott diagnostic products. As exclusive distributor hereunder, Abbott and its Affiliates shall have the sole and exclusive right, subject to the rights of existing Distributors, to market, promote, sell and distribute HBV in the HBV Territory for use in the Field, which right shall operate to exclude all others, including Digene, its Affiliates and all Third Parties.

     2.3 Exclusive Appointment for HPV. Subject to the terms and conditions of this Agreement, Digene hereby appoints Abbott and its Affiliates for the Term as the exclusive distributor, subject to the rights of existing Distributors, of HPV in the HPV Territory for use in the Field and Abbott hereby accepts such appointment. As part of such appointment under this Section 2.3, Abbott shall have the right to appoint sub-distributors in those countries or territories in the HPV Territory in which Abbott generally uses sub-distributors to distribute Abbott

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

diagnostic products. As exclusive distributor hereunder, Abbott and its Affiliates shall have the sole and exclusive right, subject to the rights of existing Distributors, to market, promote, sell and distribute HPV in the HPV Territory for use in the Field, which right shall operate to exclude all others, including Digene, its Affiliates and all Third Parties.

     2.4 Additional Territories. Promptly after the Effective Date, but no later than December 31, 1999, the Parties shall commence good faith exclusive negotiations to expand the territories covered by this Agreement with respect to each Product subject to any existing agreements between Digene and a Third Party; provided, however, that neither Party shall be obligated to enter into such an arrangement after completing such good faith negotiations. In the event that prior to December 31, 1999, Digene receives an unsolicited request from a Third Party, which Digene desires to pursue, to negotiate or enter into an agreement to market and distribute any Product in territories not covered by this Agreement, Digene shall provide prompt written notice to Abbott with respect to the Product and the territories for which it has received an unsolicited request. Abbott shall provide written notice to Digene within ten
(10) Business Days of Abbott's receipt of Digene's notice of the unsolicited request of whether it will commence good faith exclusive negotiations with Digene regarding such Product and territories pursuant to this Section 2.4. Such negotiations shall be deemed to commence on the date of Abbott's notice to Digene. In the event that Abbott does not so notify Digene that it desires to commence such negotiations, Digene may enter into negotiations and an agreement with respect to such Product in such territories. In the event the Parties do not enter into an expanded contractual relationship within sixty (60) days after the commencement of good faith exclusive

                                       20

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

negotiations, then, from the conclusion of such negotiations or the expiration of such sixty (60) day period, whichever first occurs, until December 31, 2001, Digene shall not enter into any distribution agreement with a Third Party with respect to one or more Products in territories not covered by this Agreement, the terms of which, when considered in their entirety, are materially more favorable to the Third Party than the terms finally offered to or by Abbott in such negotiations. Digene shall have no obligation under this Section 2.4 with respect to any Product if Abbott is in material breach of this Agreement or if, with respect to such Product, Abbott's distribution rights are non-exclusive or have terminated.

     2.5 Noncompetition. During the Term, Abbott and its Affiliates shall not, directly or indirectly, promote, market, distribute or sell any products that are covered by an HPV patent or patents owned by or licensed to Digene or its Affiliates unless Digene or its Affiliates have licensed such patent or patents to Abbott or one or more of its Affiliates.

     2.6 Trade Costs. Abbott and its Affiliates shall be responsible for payment of all rebates, discounts, management fees, service allowances, credits and taxes associated with the sale by Abbott or its Affiliates of Shipped Products.

     2.7 Selling Price. Abbott and its Affiliates shall, in their sole discretion, determine the final sales price of Shipped Products sold by Abbott and its Affiliates to the Trade; provided, however, that any discount to the sales price of Products shall be consistent with the overall discounting policy of Abbott in connection with the sale of its diagnostic products and, when considered in relation to the percentage discount applicable to Abbott diagnostic products which

                                       21

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

are sold together with or in connection with the Products, shall not materially adversely affect Net Sales.

     2.8 Contracting Rights. During the Term, Abbott and its Affiliates shall have the exclusive right, subject to the Distribution Agreements, to contract with the Trade for the sale of Products in the applicable Territory.

     2.9 Distributor Territories. Digene shall terminate existing agreements, arrangements and understandings regarding the distribution of Products with Distributors in the Territory, unless such termination violates either the terms of any such agreement, arrangement or understanding, any applicable law, or both or such termination requires any payment by Digene. In such event, Digene shall use commercially reasonable efforts to negotiate, at Digene's cost, an arrangement whereby such agreement, arrangement or understanding (a) is terminated, or (b) is converted to non-exclusive; provided, however, that Digene shall have no obligations under this sentence if the cost of termination or conversion is, in Digene's sole judgment, unreasonable. For the non-exclusive Distributor Territories, a list of which is set forth on Schedule 1.30, Abbott's and its Affiliates' appointment hereunder shall be co-exclusive for the applicable Products as of the Effective Date and shall remain co-exclusive for such Products until termination of the applicable agreement, arrangement or understanding with a Distributor, at which time, the Distributor Territories that are subject to such agreement, arrangement or understanding shall become part of the applicable Territory for such Products. For the exclusive Distributor Territories, a list of which is set forth on Schedule 1.30, Abbott and its Affiliates shall have no rights to distribute the applicable Products therein until termination of the applicable agreement,

                                       22

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

arrangement or understanding with a Distributor, at which time, the Distributor Territories that are subject to such agreement, arrangement or understanding shall become part of the applicable Territory for such Products.

     2.10 Non-Exclusive Appointment for Equipment. Subject to the terms and conditions of this Agreement, Digene hereby appoints Abbott and its Affiliates for the Term as the non-exclusive distributor of Equipment in the Territory for use with respect to Products and in the CMV Territory with respect to CMV in the Field and Abbott accepts such appointment. As part of such appointment under this Section 2.10, Abbott shall have the right to appoint sub-distributors in those countries or territories in the Territory in which Abbott generally uses sub-distributors to distribute Abbott diagnostic products.

                      ARTICLE 3. - MARKETING AND PROMOTION

     3.1 Abbott's General Marketing and Promotion Responsibilities. Abbott shall use commercially reasonable efforts to promote, market, sell and distribute CT/GC, HBV, HPV, CMV, SHARP and Equipment in each country in the CT/GC Territory, the HBV Territory, the HPV Territory, the CMV Territory and the SHARP Territory, respectively, as the case may be. Such efforts may include, but shall not be limited to, preparing collateral marketing materials, conducting advertising, presenting educational seminars, participating in customer visitations, displaying exhibits at trade shows and ensuring representation and attendance at industry meetings, all of which shall be performed in accordance with Abbott's usual and customary practices with regard to other Abbott-distributed diagnostic products of similar market potential.

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REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Abbott shall, on an on-going basis, and at Abbott's cost, train and supervise the appropriate personnel within the ADD sales force in the promotion and sale of Shipped Products.

     3.2 Digene's General Promotional Responsibilities. For the initial training, Digene shall provide training personnel in such reasonable scope, time and quantity as the Parties may mutually agree to train ADD's sales force. In addition Digene, at Digene's cost, shall provide reasonable assistance to Abbott in the preparation of appropriate sales force training materials. Further, Digene shall attend, at Digene's expense, major trade shows during the Term, as mutually agreed by the Parties, to provide Abbott with necessary technical and Product and Other Product information support.

     3.3 Development of Promotional and Marketing Materials. Promptly after the Effective Date, Digene shall deliver to Abbott copies of all promotional and marketing materials owned or controlled by Digene to be used by Abbott and its Affiliates in the promotion and sale of Products and Other Products hereunder. During the Term, Abbott shall develop and prepare, at Abbott's sole discretion and at its cost, promotional and marketing materials for use in its sale of Shipped Products. Abbott shall appropriately and with visual prominence consistent with the use of its name, use Digene, Hybrid Capture, the names of Products, Other Products and Digene Equipment and Digene Trademarks in all promotional and marketing materials prepared for use in the sale of Shipped Products.

     3.4 Marketing Plans. Abbott shall develop and prepare, at Abbott's sole discretion and at its cost, all marketing plans for the promotion and sale of Shipped Products; provided, however, that Abbott shall provide to Digene prior to implementation, any marketing plans

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REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

developed by Abbott with respect to Products for Digene's review and comment only. As part of such marketing plans, Abbott and Digene shall mutually agree to activities within such plans that shall be Digene's responsibility. The marketing plans of Abbott shall be considered Confidential Information. With respect to marketing plans regarding HPV, Abbott and Digene shall perform marketing activities as follows:

          (a) Digene shall be primarily responsible for marketing activities directed toward obtaining governmental endorsement of HPV testing, institutional reimbursement for use of the HPV test, and maximizing consumer awareness and education of the benefits of HPV testing, which activities shall be subject to the approval of Abbott which will not be unreasonably withheld. In performing such activities, Digene shall exercise the same diligence and shall commit the same level of effort as it does when it markets and promotes Digene Products and the Products outside the HPV Territory;

          (b) in addition to its overall marketing responsibilities, Abbott shall have the sole responsibility for marketing activities directed toward obtaining laboratory endorsement and systematic use of HPV testing; and

          (c) Abbott and Digene shall Work With each other in good faith and use commercially reasonable efforts to promote HPV testing for primary screening in the HPV Territory, subject to applicable regulatory approvals and restrictions.

     3.5 Sales Reports. Abbott shall provide to Digene within forty-five (45) days after each Calendar Quarter, a sales report reflecting the sales of Products, by product part number and by country, by Abbott and its Affiliates. Each such report shall provide Net Sales dollars and

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

unit sales of Products, listed separately by product, by product part number and by country, for that Calendar Quarter, and for that year-to-date. These sales reports shall be considered Confidential Information.

     3.6 Support. During the Term, Abbott and its Affiliates and subcontractors shall provide its customers purchasing Shipped Products with the same level of training, support and service that Abbott provides with respect to other Abbott-distributed diagnostic products it sells to the Trade. Abbott and its Affiliates shall use commercially reasonable efforts to instruct from time to time all customers purchasing Products and Other Products to utilize Equipment that has been specified and validated under the Validation Protocols for Equipment used in connection with Products and Other Products. The Validation Protocols shall be as set forth on Schedule 3.6.

      3.7 Product Samples. During the Term, Digene shall make available to Abbott Products in such quantities as may be reasonably requested by Abbott and its Affiliates and reasonably satisfactory to Digene, at [*****] price, to be used by Abbott and its Affiliates and sub-distributors to demonstrate and sample the Products to the Trade in the Territory subject to reconciliation under Section 6.4.

      3.8 Marketing Steering Committee. Abbott and Digene shall create a Marketing Steering Committee which will be responsible for reviewing and recommending general marketing and promotional responsibilities for Products under this Article 3, recommending marketing plans and resolving operational issues which may arise from time to time. The Marketing Steering Committee shall consist of two (2) representatives from Abbott and two (2)

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

representatives from Digene, as designated from time to time by each respective Party. The Marketing Steering Committee shall meet in person or by telephone at least twice per year. Either Party may replace one or both of its representatives on the Marketing Steering Committee at any time after providing five (5) Business Days written notice to the other Party. The members of the Marketing Steering Committee shall Work With each other in good faith to satisfy their responsibilities under this Section 3.8.


                   ARTICLE 4. - SALES PERFORMANCE THRESHOLDS

      4.1 Net Sales Thresholds for CT/GC. As of the Effective Date, the FDA has not cleared CT/GC for use in the United States. Until 510(k) clearance by the FDA to market CT/GC (as filed with the FDA as of the Effective Date) in the United States has been obtained, Digene is able to deliver CT/GC to Abbott for resale in the United States, and CT/GC meets the automation specifications set forth on Schedule 4.1 and has been internally validated by Digene pursuant to the Validation Protocols ("CT/GC Clearance"), Abbott shall not be subject to any Net Sales thresholds for CT/GC. Abbott shall be subject to Net Sales thresholds for CT/GC in the CT/GC Territory at the completion of the [********] following the Contract Year in which CT/GC Clearance was obtained and thereafter, as follows:

------------------------------------------------------------------------------------------------
CPT Code              Net Sales in [***]    Net Sales in [***]            Net Sales in [***]
--------              ------------------    ------------------            ------------------
------------------------------------------------------------------------------------------------
Non-Amplified          $[***]                           $[***]            The greater of
Reimbursement                                                             $[***] or the Net
                                                                          Sales in the [***]
------------------------------------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
Amplified                    $[***]                     $[***]            The greater of
Reimbursement                                                             $[***] or the Net
                                                                          Sales in the [***]
------------------------------------------------------------------------------------------------


        (a) Abbott Achieves Thresholds. If Abbott and its Affiliates achieve each Net Sales threshold set forth above during the Term, this Agreement shall be extended automatically on an exclusive basis with respect to CT/GC in the CT/GC Territory for an additional Contract Year and shall continue to be extended for an additional Contract Year for each subsequent Contract Year in which the Net Sales threshold is achieved. If Abbott and its Affiliates do not have Net Sales in the [******] following the Contract Year in which CT/GC Clearance was obtained which meet the Net Sales threshold established for such Contract Year or if after the Initial Term, Abbott and its Affiliates do not have Net Sales in any subsequent Contract Year which meet the Net Sales threshold established for Contract Years after the Initial Term, Digene, at its sole discretion, may elect, within one hundred and twenty (120) days following the completion of such Contract Year, to convert this Agreement with respect to CT/GC only, to a non-exclusive appointment for [*****************] following the Contract Year in which the Net Sales threshold was not achieved. Digene shall not be obligated to pay Abbott a termination fee if Digene elects to convert as described above. If Digene elects to so convert this Agreement, Digene shall provide Abbott with written notice of such election and such non-exclusive appointment shall become applicable immediately upon Abbott's receipt of the notification.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

        (b) Abbott Fails to Achieve Thresholds. If Abbott and its Affiliates do not achieve the Net Sales threshold for CT/GC for the [******] following the Contract Year in which CT/GC Clearance was obtained, Digene, at its sole discretion, may elect, within one hundred and twenty (120) days following the completion of such [******], to convert this Agreement with respect to CT/GC only, to a non-exclusive appointment for the remainder of the Term. If Digene elects to so convert this Agreement, Digene shall provide Abbott with written notice of such election and such non-exclusive appointment shall become applicable immediately upon Abbott's receipt of notification. Digene shall not be obligated to pay Abbott a termination fee if Digene elects to convert as described above. At the expiration of the Term, if Abbott was then an exclusive distributor, Abbott and Digene shall engage in a wind-down for a period of twelve (12) months commencing at the expiration of the Term as more fully described in Section 4.5.

      4.2 Net Sales Thresholds for HBV. During the Term, Abbott shall be subject to Net Sales thresholds for HBV at the completion of the [******] and each subsequent Contract Year, if any, as follows:

------------------------------------------------------------------------------------------------
          [********]                        [********]                 Each Contract Year
                                                                       Following the[***]
------------------------------------------------------------------------------------------------
            $[***]                            $[***]                   Actual Net Sales in
                                                                            the [***]
------------------------------------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

        (a) Abbott Achieves Thresholds. If Abbott and its Affiliates achieve each Net Sales threshold set forth above during the Term, this Agreement shall be extended automatically on an exclusive basis with respect to HBV in the HBV Territory for an additional Contract Year and shall continue to be extended for an additional Contract Year for each subsequent Contract Year in which the Net Sales threshold is achieved. After the Initial Term, if Abbott and its Affiliates do not have Net Sales in any subsequent Contract Year which meets the Net Sales threshold established for Contract Years after the Initial Term, Digene, at its sole discretion, may elect, within one hundred and twenty (120) days following the completion of such Contract Year, to convert this Agreement with respect to HBV only, to a non-exclusive appointment for [*********] following the Contract Year in which the Net Sales threshold was not achieved. Digene shall not be obligated to pay Abbott a termination fee if Digene elects to convert as described above. If Digene elects to so convert this Agreement, Digene shall provide Abbott with written notice of such election and such non-exclusive appointment shall become applicable immediately upon Abbott's receipt of the notification.

        (b) Abbott Fails to Achieve Thresholds. If Abbott and its Affiliates do not achieve the Net Sales threshold for HBV for the [********], Digene, at its sole discretion, may elect, within one hundred and twenty (120) days following the completion of such [********], to convert this Agreement with respect to HBV only, to a non-exclusive appointment for the remainder of the Term. If Digene elects to so convert

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


        this Agreement, Digene shall provide Abbott with written notice of such election and such non-exclusive appointment shall become applicable immediately upon Abbott's receipt of the notification. In addition, if Abbott and its Affiliates do not achieve the Net Sales threshold for HBV for the [********], and if Abbott was then an exclusive distributor, Digene, at its sole discretion and upon written notice to Abbott, may terminate this Agreement with respect to HBV only and provide Abbott with a wind-down period of twelve (12) months commencing at the expiration of the Term, as more fully described in Section 4.5. Digene shall not be obligated to pay Abbott a termination fee if Digene elects to convert or terminate as described above.

      4.3 Net Sales Thresholds for HPV. During the Term, Abbott shall be subject to Net Sales thresholds for HPV at the completion of each of the [********], inclusive, and each subsequent Contract Year, if any, as follows:

-----------------------------------------------------------------------------------------------
         [***]                    [***]                   [***]                  [***]
-----------------------------------------------------------------------------------------------
         $[***]                   $[***]                  $[***]                 $[***]
-----------------------------------------------------------------------------------------------

          (a) Abbott Achieves Thresholds. If Abbott and its Affiliates achieve the Net Sales thresholds set forth above for each of the [********], this Agreement shall continue automatically after each such Contract Year on an exclusive basis with respect to HPV in the HPV Territory for an additional Contract Year. After the [********], the following shall apply:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.





                    (i) If Abbott and its Affiliates have Net Sales of HPV in the HPV Territory in the [********] of between [********] and [********], Digene shall elect, at its sole discretion, either to: (A) terminate this Agreement with respect to HPV only and provide Abbott with a wind-down for a period of twelve (12) months as more fully described in Section 4.5, plus pay Abbott a [*********] residual for five (5) years payable at the end of [********] following termination, based on Abbott's and its Affiliates' Net Sales of HPV in the HPV Territory in the [**************************]; or (B) convert this Agreement with respect to HPV only, to a non-exclusive appointment for [************************];

                    (ii) If Abbott and its Affiliates have Net Sales of HPV in the HPV Territory in the [********] of greater than [********] but less than [********], Digene shall elect, at its sole discretion, either to: (A) terminate this Agreement with respect to HPV only and provide Abbott with a wind-down for a period of twelve (12) months as more fully described in Section 4.5, plus pay Abbott a [************] residual for five (5) years payable at the end of [********] following termination, based on Abbott's and its Affiliates' Net Sales of HPV in the HPV Territory in the [**********************]; or (B) convert this Agreement with respect to HPV only, to a non-exclusive appointment for [************************]; and

                    (iii) If Abbott and its Affiliates have Net Sales of HPV in the HPV Territory in the [********] of [********] or greater, Abbott, and not Digene, shall elect, at Abbott's sole discretion, either to: (A) terminate this Agreement with respect to HPV only and provide Digene with a wind-down for a period of twelve (12) months as more fully described in Section 4.5, plus receive residual payments from Digene of [***************] for five (5) years payable at the end of [********] following termination, based on Abbott's and its Affiliates' Net Sales of HPV in the HPV Territory in the [**********************]; or (B) convert this Agreement with respect to HPV only, to a non-exclusive appointment for [********************];

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

               provided, however, that in the event Abbott fails to notify Digene of its election within one hundred twenty (120) days of the end of the [*****], Digene shall provide Abbott with prompt written notice of such failure and Abbott shall have thirty (30) days from receipt of such notice to notify Digene in writing of Abbott's election under this Section 4.3(a)(iii). If Abbott fails to so notify Digene within such thirty (30) day period, Digene may, at its sole discretion, terminate this Agreement with respect to HPV and Digene shall have no obligation to provide Abbott with any wind-down period or pay any termination fee or any residual described in this Section 4.3(a)(iii);

               Digene shall not be obligated to pay Abbott a termination fee if Abbott is converted to a non-exclusive appointment as described above.

                 (b) Abbott Fails to Achieve Thresholds. If Abbott and its Affiliates do not achieve the Net Sales threshold for HPV for any of the [*********], inclusive, Digene, at its sole discretion, may elect, within one hundred and twenty (120) days following the completion of each such Contract Year, to terminate this Agreement with respect to HPV only.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


               If Digene elects to terminate this Agreement and Abbott was then an exclusive distributor, Digene shall provide Abbott with written notice of such election and Abbott and Digene shall engage in a wind-down for a period of twelve (12) months commencing at the expiration of the Term, as more fully described in Section 4.5. Digene shall not be obligated to pay Abbott a termination fee if Digene elects to convert or terminate as described above.

      4.4 Exercise of Rights. Digene shall have one hundred and twenty (120) days from the date on which it is determined that Abbott did not achieve a Net Sales threshold set forth in this Article 4 to advise Abbott in writing that Digene is electing to assert the particular right associated with Abbott's failure to achieve such Net Sales threshold. In the event Digene does not provide Abbott with such written election within the one hundred and twenty
(120)-day period, Digene shall be deemed to have waived such threshold requirement and Digene shall be precluded from asserting Abbott's failure to achieve such Net Sales threshold at any other time thereafter, except as provided in Sections 15.4(b) and 19.2(b)(ii)(A).

      4.5 Wind-down Activities. During a wind-down period Abbott's rights shall convert to non-exclusive for the Product to which the wind-down period applies, and Digene and Abbott shall continue to perform their respective duties and be bound to their respective obligations hereunder with respect to manufacturing, supplying, selling and distributing such Product. During such wind-down period, Abbott and its Affiliates shall only solicit Trade that were customers of Abbott or its Affiliates for the specific Product or Products which the wind-down period applies as of the date of the termination of the Term, and shall be precluded from selling such Product or Products to Third Parties that were not customers of Abbott or its Affiliates as of the date of the termination of the Term. If new customers contact Abbott or its Affiliates on their own regarding such Product or Products, Abbott shall refer such customers directly to Digene or its designee.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

      4.6 Factors Affecting Net Sales. In the event Abbott's Net Sales with respect to any Product is materially adversely impacted as a result of: delays in Digene obtaining CT/GC Clearance as contemplated by Section 4.1; changes in reimbursement structure; Digene's failure to supply Abbott with Product in accordance with the terms and conditions of Articles 5 or 18; Recalls; other actions by regulatory authorities or by Digene as described in Section 12.4; or any adverse change in the performance of the Product or failure to meet Specifications, the Parties shall meet and negotiate in good faith an agreement with respect to the appropriate downward adjustment to the applicable Net Sales thresholds set forth above.

                      ARTICLE 5. - MANUFACTURE AND SUPPLY

      5.1 Supply.

          (a) Supply. Upon the terms and subject to the conditions of this Agreement, Digene shall manufacture, or cause to be manufactured, and provide to Abbott such quantities of Products, Other Products and Equipment as are consistent with the forecasting and ordering provisions set forth in Sections 5.2 and 5.3.

          (b) Labeling and Package Inserts. Digene, at its expense, shall translate and modify each Product's, CMV's and Digene Equipment's documentation and labeling into

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

        Spanish, Italian, French, and German and Abbott shall be responsible for translation into any other language so that such Products, CMV and Digene Equipment comply with all local requirements for sale and clinical use in each country or region of the applicable Territory. Each Party shall assist the other Party with such translation at such other Party's request. Further, subject to the requirements of applicable law, Digene shall include on all Products a co-branded label identifying Abbott and Digene with equal prominence, which co-branded label shall be reasonably satisfactory to both Parties.

          (c)       Registrations.

                    (i) Requirements. Digene shall own and hold and shall have all right, title and interest in and to all registrations with respect to Product and CMV that have been or will be filed in the name of Digene. Digene, at its sole expense, except as otherwise provided in this Section 5.1(c)(i) and as provided in
               Section 19.6(b), shall be responsible for completing and maintaining all documentation, including technical (e.g., the international products master file) and all legal documentation required for regulatory approvals for marketing Products and CMV in the Territory and the CMV Territory, as the case may be. The Parties shall Work With each other to complete such registrations. To the extent a Designated Country requires regulatory documentation necessary to market Products and CMV to be filed in the name of a local Affiliate, Abbott shall promptly notify Digene in writing of Abbott's intent to seek such registrations and, if Digene does not have or does not seek to create such a local Affiliate, then

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

               Abbott, at Abbott's sole expense, shall be responsible for completing and maintaining all documentations, including technical, and all legal documentation required for regulatory approvals for marketing Products and CMV in such Designated Country. Further, Abbott shall own and hold and shall have all right, title and interest in and to all registrations with respect to Products and CMV that Abbott paid for pursuant to the immediately preceding sentence; provided, however, that Abbott shall not own or have any proprietary interest in or to any Confidential Information disclosed by Digene hereunder with respect to such registrations, unless otherwise agreed in writing by the Parties. The Parties shall Work With each other to prepare and submit all such regulatory filings in such Designated Country.


                    (ii) Transfers. In the event Abbott does not have exclusive distribution rights with respect to a Product hereunder and Digene desires to access and use any registrations obtained by Abbott under Section 5.1(c)(i) with respect to such Product or CMV, Digene shall so advise Abbott in writing. Promptly after receipt of such request, Abbott shall, to the extent permissible under applicable law, provide Digene access and use of the registrations requested by Digene, provided that Digene reimburses Abbott for Abbott's direct expense in obtaining such registrations in accordance with the following formula: Digene shall reimburse Abbott at [********] of Abbott's direct expense, and such reimbursement percentage shall be reduced in [********] for each Contract Year in which such

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

               registrations are owned and held by Abbott and in which Abbott retains any marketing and distribution rights hereunder (excluding any wind-down periods described in Article 4) with respect to the Products and/or CMV to which such registrations apply; provided, however, that Digene shall only be obligated to reimburse Abbott for [**********************] determined pursuant to such formula for any periods during which Abbott's rights to such Product and/or CMV are [*************] hereunder. In the event Abbott does not have any marketing and distribution rights hereunder with respect to a Product and/or CMV the registration rights of which have been requested by Digene, Abbott shall, to the extent permissible under applicable law, transfer to Digene all right, title and interest in and to such registrations.



               (d) Changes. Digene shall notify Abbott in writing of any proposed changes in Digene's manufacturing process which affect fit, form or function of Product or Other Product. Upon the request of Abbott, Digene shall provide to Abbott representative samples of such changed Product or Other Product in sufficient quantities for the sole purpose of evaluating such proposed change in Digene's manufacturing process. Upon such notice of any proposed change after receipt of such representative samples, Abbott may evaluate and communicate to Digene its approval or disapproval of such change within forty-five (45) days after the date of notice; provided, however, that Abbott shall not unreasonably withhold its approval of any such change. A failure to notify by Abbott within forty-five (45) days after the date of notice by Digene shall be deemed to

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

        constitute Abbott's approval of such proposed change. Only upon approval may Digene incorporate such change into the manufacturing process. Digene shall be obligated only to notify Abbott in writing of any proposed material changes in Digene's manufacturing process which do not affect fit, form or function of Product or Other Product but no action by Abbott shall be required in order for Digene to incorporate such change.

               (e) Certified Vendor. Digene shall use its reasonable commercial efforts to become an Abbott certified vendor within twelve
        (12) months after the Effective Date.

               (f) Special Provisions. Digene shall maintain stock of items critical to the manufacture of Products and Other Products in accordance with its standard operating procedure for ordering special materials. Digene shall provide Abbott notice of any change to such standard operating procedure reasonably likely to affect the production of Products or Other Products.

               (g) Fully Burdened Manufacturing Costs Report. Digene shall provide to Abbott a written report reflecting a detailed analysis of the Fully Burdened Manufacturing Costs for Products purchased on a cost or cost-plus basis for the preceding Calendar Quarter and for Digene Equipment purchased on a cost or cost-plus basis within forty-five (45) days after each Contract Year for the preceding Contract Year. Further, Digene shall advise Abbott in writing sufficiently in advance of any proposed change in Digene's accounting methodology and treatment so that Abbott can adjust its record-keeping accordingly to integrate such change.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


     5.2 Forecasting. Within thirty (30) days after the Effective Date, Abbott shall provide to Digene a written forecast of Abbott and its Affiliates' purchases of Product, Other Product and Equipment (listed separately) for the first Contract Year. This forecast shall not be binding on either Party and shall be used for planning purposes only. Further, on the Effective Date with respect to the remainder of the first Calendar Quarter of the first Contract Year, and then on or before the first day of each Calendar Quarter thereafter, Abbott shall provide to Digene a written rolling forecast estimating by month Abbott and its Affiliates' purchases of Product, Other Product and Equipment (listed separately) for the following twelve (12)-month period. The quantity of Product, Other Product and Equipment listed for the first three (3) months of each forecast shall be a firm order, which is a guarantee of minimum orders to be placed during the first three (3) months of each forecast and the remainder of the forecast shall be used for planning purposes only. In the event Abbott and its Affiliates place firm orders during a Calendar Quarter that exceed the amount of the firm order for such Calendar Quarter, Digene shall use its commercially reasonable efforts to meet any such additional firm orders placed by Abbott or its Affiliates. Notwithstanding the preceding sentence, Digene shall have no obligation to fill any additional firm orders to the extent such additional firm orders exceed the quantities of Product, Other Product and Equipment (listed separately) contained in the forecast by more than one hundred fifty percent (150%).

     5.3 Orders. All orders shall be placed on Abbott purchase order forms, which shall specify the quantity ordered, price, the requested delivery date and any special shipping instructions or invoicing information. Except for the terms specified in the purchase order in

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

accordance with the preceding sentence, the terms and conditions of this Agreement shall govern all purchases and supersede the general terms of any purchase order, acknowledgment or invoice form.

        5.4   Failure to Supply Product.

              (a) In the event Digene is unable to supply Abbott and its Affiliates with Product (on a Product by Product basis): (i) in accordance with Abbott's and its Affiliates' firm purchase orders issued in accordance with Sections 5.2 and 5.3; (ii) as a result of an uncured material breach by Digene of any covenant, representation or warranty contained in this Agreement; or (iii) as a result of an event of force majeure, Abbott, subject to the terms and conditions of Sections 5.4(b), 5.4(c) and 5.4(d), shall have the right to manufacture or have manufactured for it any Product which supply is adversely impacted as described above.

              (b) Digene shall notify Abbott in writing as soon as practicable if Digene is unable or anticipates it will be unable to provide sufficient quantities of Product as a result of a condition described in Sections 5.4(a)(i)-(iii). Upon receipt of such notification, Abbott shall Work With Digene to resolve the failure to supply. If such failure to supply has not been resolved in the reasonable good faith judgment of Abbott, which judgment shall not be unreasonably withheld, within six (6) months from the date Abbott received the notification from Digene, Abbott shall, on thirty (30) days written notice to Digene, have the right to manufacture or have manufactured for it such impacted Product.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

              (c) In the event Abbott exercises its right to manufacture or have manufactured for it any Product pursuant to Section 5.4(b), (i) Abbott shall be obligated to pay to Digene an amount equal to [********] of the [********] for the impacted Product which Abbott would have been obligated to pay had Digene continued to manufacture such Product, until Digene resumes the manufacture of such Product under Section 5.4(e), and (ii) Digene shall, solely for the period during which Abbott exercises its rights pursuant to Section 5.4(b), transfer to Abbott any rights, materials, know-how and documentation necessary for the manufacture of such Product, if necessary, pursuant to a fully paid temporary license until Digene resumes manufacture of the impacted Product under Section 5.4(e). Abbott shall use such rights, materials, know-how and documentation only for the manufacture of such Product in accordance with this Section 5.4 and not for any other purpose.

              (d) Notwithstanding the transfer to Abbott of any rights, materials, know-how, and documentation necessary for the manufacture of any Product, Digene shall be permitted to cure any condition described in Section 5.4(a)(i)-(iii). In the event Digene cures any inability to supply Abbott and its Affiliates with any Product at any time after Abbott's exercise of its right to manufacture such Product, at Digene's election, Abbott shall return to Digene all rights, materials, know-how, and documentation previously transferred pursuant to this Section and Digene shall resume the manufacture of such Product. Any rights, materials, know-how, and documentation transferred pursuant to this Section shall be treated by Abbott and/or its Affiliates as Confidential Information.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

              (e) If Digene elects to exercise its right to resume the manufacture of such Product, Digene shall pay to Abbott Abbott's direct cost of capital after amortization and direct expenses for materials, labor and direct allocable overhead for establishing the capability to manufacture such Product and Abbott shall transfer and convey to Digene title to any equipment and other assets represented by such cost.

      5.5     Failure to Supply Digene Equipment.

              (a) In the event Digene is unable to supply Abbott and its Affiliates with Digene Equipment (on a product by product basis): (i) in accordance with Abbott's and its Affiliates' firm purchase orders issued in accordance with Sections 5.2 and 5.3; (ii) as a result of an uncured material breach by Digene of any covenant, representation or warranty contained in this Agreement; or (iii) as a result of an event of force majeure, Abbott shall have the right to purchase any equipment from Third Parties necessary to perform the function(s) of Digene Equipment adversely impacted by this Section 5.5(a); provided, however, that such equipment meets the Validation Protocols set forth on Schedule 3.6.

              (b) Digene shall notify Abbott in writing as soon as practicable if Digene is unable or anticipates it will be unable to provide sufficient quantities of Digene Equipment as a result of a condition described in Sections 5.5(a)(i)-(iii). Upon receipt of such notification, Abbott shall Work With Digene to resolve the failure to supply. If such failure to supply has not been resolved in the reasonable good faith judgment of Abbott, which judgment shall not be unreasonably withheld, within thirty (30) days from the date Abbott received the notification

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

from Digene, Abbott shall, on thirty (30) days written notice to Digene, have the right to purchase equipment from Third Parties as provided in Section 5.5(a).

             (c) If Digene elects to resume supply of Digene Equipment adversely impacted by Section 5.5(a), Abbott shall no longer have the right to purchase equipment under Section 5.5(b), but Digene shall afford Abbott a commercially reasonably time frame in which to sell existing inventory of alternative equipment purchased pursuant to Section 5.5(b).

      5.6 Supply Allocation. In the event of a shortage of Product and/or CMV during the Term, Digene shall allocate Product and CMV in a reasonable manner so as to support Abbott and its Affiliates as a supplier of Products and CMV, and at a minimum, Digene shall allocate its manufacturing capability on a unit basis such that Abbott and its Affiliates receive the same percentage of Digene's total output of Products and CMV as Abbott and its Affiliates received on average during the most recent six (6) months prior to the shortage.

      5.7 Ordering Processing. Abbott and its Affiliates shall have the sole responsibility for solicitation and for receiving and processing orders for Product from the Trade in the exclusive territories with respect to each Product. Purchase orders for Products received by Digene from the Trade in such territories shall be transferred immediately to Abbott for handling and invoicing. Digene shall promptly forward to Abbott any order it receives during the Term for Products from the Trade in the applicable Territory.

      5.8 Safety Stock. Within thirty (30) days after the first Delivery of each Product hereunder, Digene shall maintain a six (6) month safety stock of the critical components (including, but not limited to, cell lines, antibodies, calibrator and control stocks, and probe sets)

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

of each Product, based on the most recent twelve (12) month forecast provided by Abbott pursuant to Section 5.2. Digene shall rotate the safety stock with each new manufacturing lot.

      5.9 Hazardous Classification Labeling. To the extent required by applicable law with respect to each Product, Other Product and Equipment, Digene shall complete, subject to Abbott's prior written approval, which approval shall not be unreasonably withheld, Product, Other Product and Equipment analysis forms or, alternatively, Digene shall provide Abbott with access to all pertinent documentation with respect to each Product, Other Product and Equipment, including, without limitation, composition, test results or other relevant Product, Other Product and Equipment data, as deemed necessary by Abbott. Further, to the extent necessary, the Parties shall address appropriate labeling matters.

      5.10 Expiration Dating. Digene shall use commercially reasonable efforts to extend to twelve (12) months the expiration dating on Products and CMV, if applicable, delivered to Abbott. Products and CMV shall have a minimum of six
(6) month expiration dating.

                          ARTICLE 6. - PRICE AND TERMS

      6.1     Purchase Price for Equipment.

              (a) Digene Equipment. Abbott shall purchase from Digene all Digene Equipment needed to implement and perform this Agreement at the Purchase Price set forth on Schedule 6.1(a). Abbott shall pay for such Digene Equipment in accordance with Digene's standard payment terms, which are net thirty (30) days.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

              (b) Existing Field Equipment. Abbott shall purchase existing field Equipment from Digene for the purchase price set forth on
        Schedule 6.1(b), less accumulated depreciation for each item of Equipment calculated since the date of shipment of such item by Digene. Abbott shall pay for such existing field Equipment within thirty (30) days of the Effective Date. A list of such field Equipment is set forth on Schedule 6.1(b).

              (c) Non-proprietary Equipment. The Purchase Price for Non-proprietary Equipment shall be as set forth on Schedule 6.1(c); provided, however, that Abbott and its Affiliates may, at their sole cost and expense and at their sole discretion, purchase any Non-proprietary Equipment directly from Third Parties; provided that such Non-proprietary Equipment meets the Validation Protocols set forth on Schedule 3.6.

              (d) Equipment. To the extent Abbott purchases Digene Equipment listed on Schedule 6.1(a) and PC Monitor (Product Number 5050-1015) and Inkjet Printer (Product Number 5050-1028A) from Digene, so that such purchase constitutes a complete customer system, such Purchase Price shall not [*************] per unit, adjusted for changes in the Producer Price Index ("PPI") for in vitro diagnostic substances-clinical chemistry products-standards and controls (Code 2835-115), as quoted by the U.S. Department of Labor, Bureau of Labor Statistics (or any successor agency or index), from the PPI published most recently prior to the Effective Date to the PPI published most recently prior to the date of such purchase, provided that, in the event and to the extent such adjustment cannot be passed on to customers, the amount of the

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

        adjustment or the portion thereof which cannot be passed on to customers shall be reduced by [*************].

        6.2  Product Transfer Price.

             (a) Transfer Price of CT/GC Outside the United States. During the Term, the transfer price of CT/GC with respect to sales outside the United States shall be [******] of the CT/GC Non-U.S. AUP, subject to [***************************************************].

              (b) Transfer Price of CT/GC in the United States. During the Term, the transfer price of CT/GC with respect to sales in the United States shall be [******] of the CT/GC U.S. AUP, subject to [*********** ***************************************].

              (c) Transfer Price of HBV. During the Term, the transfer price of HBV shall be [******] of the HBV AUP, subject to [******************** ******************************].

              (d) Transfer Price of HPV. During the Term, the transfer price of HPV shall be [******] of the HPV AUP, subject to [******************** ******************************].

              (e) Purchase Price for Product Accessories. The purchase price for Product Accessories is set forth on Schedule 1.64.

        6.3 Minimum Transfer Price. Notwithstanding anything in this Article 6 or any other Section of this Agreement to the contrary, during the Term, the transfer price for each Product shall be [********************************* ************************************].

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


      6.4  Year-End Reconciliation. Within forty-five (45) days after the end of each Contract Year, Abbott and Digene shall reconcile, by product code, [***
*******************************************************************************
************************************]. In such reconciliation [*****************
*********************************************************************
********************************************************************]. The
calculations and results of such reconciliation shall be contained in a written report submitted to Digene within thirty (30) days after the end of the immediately preceding Contract Year. The Parties shall make any adjustments as to overpayments or underpayments, if any, by credit or debit memo, as the case may be, within fifteen (15) days after Digene's receipt of the report;
provided, however, any such adjustment in the final Contract Year shall be handled by a check or wire transfer of the overpayment or underpayment to the affected Party within thirty (30) days after the end of the final reconciliation.

      6.5 Royalty Obligations. Digene shall make, at Digene's sole cost and expense, all royalty payments due to all relevant Third Parties as a result of the manufacture, use, sale and importation of Products, Other Products and Equipment in the affected territories.

      6.6 Payment Terms. Digene shall invoice Abbott or its Affiliates for Products, Product Accessories, Product Samples, Other Products and Equipment purchased hereunder. Abbott shall pay such invoices in United States dollars net thirty (30) days from the date of receipt of the invoice. In the event Abbott fails to make a payment when due, overdue payments shall bear interest at the rate of one percent (1.0%) per month, or if lower, the highest rate permitted by law, from the date due until paid.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


      6.7 Foreign Exchange. All amounts referred to in this Agreement are expressed in United States dollars. All payments under this Agreement shall be made in United States dollars (or other legal currency of the United States). If Abbott, its Affiliates or its sub-distributors receive revenues from the sales of Products in a currency other than United States dollars, Net Sales with respect to such sales shall be converted into United States dollars at the average exchange rate for such foreign currency calculated monthly by adding the spot rate at the end of the month immediately prior to the date of sale and the spot rate at the end of the current month in which such sale occurs divided by two (2). Rates used shall be those available on Reuters at 9:00 a.m. CST on the second to last business Day of the month, with the exception of November, in which the last Business Day of the month shall be used.

                       ARTICLE 7. - SHIPMENT AND DELIVERY

      7.1 Shipment. Delivery shall occur for Products, Other Products and Equipment purchased from Digene ("Shipped Products") FOB Digene ("Delivery" or "Delivered"). Unless otherwise agreed, freight charges for Shipped Products Delivered will be invoiced directly to Abbott by the carrier selected by Abbott in its sole discretion. Digene may make partial shipments of the Shipped Products, subject to prompt filling of any resulting back order; provided, however, that Abbott shall not be responsible for any incremental freight charges resulting from partial shipments.

      7.2 Delivery. For Delivery of Shipped Products, Digene shall ship Shipped Products ordered by Abbott and its Affiliates in accordance with shipping instructions provided by Abbott.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

        7.3 Export Licenses: Import Certificates; Customs and Regulatory Approval for Delivery of Shipped Products Outside the United States.

              (a) Abbott's Responsibilities. Abbott, [************] shall: (i) obtain any export license required by the country of manufacture to export the Shipped Products to the Designated Country; (ii) obtain all authorizations required to export the Shipped Products from the United States or import the Shipped Products into the Designated Country;
        (iii) obtain, if required, any import or export certificates and other necessary permits or approvals required by any country from or through which Shipped Products are to be shipped to Deliver the Shipped Products to the Designated Country; and (iv) pay all applicable import and custom duties, taxes and fees.

              (b) Digene's Responsibilities. Digene shall take all reasonable steps to cooperate with Abbott in complying with any import, export or custom regulations applicable to the Shipped Products, to the extent consistent with applicable law, including filling out necessary paperwork or reports to obtain any applicable waiver, exemption or reduction of such duties in a timely manner.

        7.4 Title and Risk of Loss. Title to and risk of loss Shipped Products shall pass to Abbott at the place and time of Delivery. Any loss or damage to Shipped Products prior to Delivery shall be at Digene's risk.

        7.5 Taxes. Any foreign, federal, state, county or local sales, use, value-added or excise tax or similar charge, including customs and import duties, or other tax assessment (other than that assessed against income), license fee (other than royalties owed to Third Parties) or

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


other charge lawfully assessed or charged on the sale or transportation of Shipped Products sold pursuant to this Agreement after Delivery to Abbott shall be paid by Abbott.

      7.6 Certificate of Analysis. Digene shall provide Abbott with a Certificate of Analysis with each lot of Products and Other Products sold to Abbott hereunder certifying compliance with the Specifications and Other Product Specifications, respectively.

           ARTICLE 8. - ACCEPTANCE OF SHIPPED PRODUCT; INSPECTION OF

                             MANUFACTURING FACILITY

      8.1 Digene Testing. Digene shall inspect and test Shipped Products for conformity to the Specifications or Other Product Specifications, as applicable, in accordance with its normal quality assurance procedures as such procedures may be amended from time to time prior to release to Abbott and its Affiliates. Digene shall notify Abbott prior to any change in its quality assurance procedures that reasonably may be expected to affect the quality of the Shipped Product.

      8.2 Abbott Testing. All Shipped Products shall be subject to Abbott's or its Affiliates' inspection and approval. At Abbott's request, Digene shall make available to Abbott up to four (4) kits per lot for each Product and Other Product, free of charge, prior to the delivery of Products and Other Products, to enable Abbott to ensure that the Product or Other Product conforms to the Specifications or Other Product Specifications, respectively. Abbott or its Affiliates shall, within ten (10) days after receipt of such Equipment or kits, inspect and test such Equipment and kits and may reject any Shipped Product which is:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

              (a) not in compliance with the Specifications or Other Product Specifications, as applicable;

              (b) not in compliance with all manufacturing procedures, in-process controls, testing, specifications and storage conditions, as set forth in Digene's 510(k), or any foreign equivalent for Shipped Products, or any subsequent amendments thereto;

              (c) not manufactured in accordance with cGMPs with respect to Products, Other Products and Digene Equipment;

              (d) not conforming to instructions agreed upon by the Parties in writing regarding packaging or transport;

              (e) shipped in violation of any applicable statute, administrative order or regulation;

              (f) Recalled by any governmental agency or by Digene for reasons for which Abbott and its Affiliates are not at fault; or

              (g) shipped by Digene with less than six (6) months dating with respect to Products or CMV.


        If Abbott, or its Affiliates, as the case may be, reject any Shipped Products, it shall give Digene written notice of such rejection within ten (10) days testing period, accompanied by a written summary of the grounds for rejection and any documentation of any testing performed by Abbott, or its Affiliates, as the case may be. Upon receipt of such notice, Digene may request Abbott, or its Affiliates, as the case may be, to return the rejected Shipped Product, or samples thereof, for testing by Digene. Abbott's or its Affiliates' rejection shall be final unless Digene

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

notifies Abbott within thirty (30) days after the later of the receipt of the rejection notice or the rejected Shipped Product, or samples thereof, that Digene disagrees with Abbott's or its Affiliates' conclusions with respect to the rejected Shipped Product. If the Parties are unable to resolve the dispute, samples of the rejected Shipped Product shall be submitted to a mutually acceptable independent testing laboratory for analysis. The results of the independent testing laboratory shall be final and binding on the Parties. The costs of the independent testing laboratory shall be paid by the Party against whom the discrepancy is resolved. The Parties' inability to agree upon an independent testing laboratory shall be resolved through the dispute resolution procedures set forth in Section 21.6. All Products properly rejected by Abbott or its Affiliates pursuant to the terms and conditions of this Section 8.2 and not otherwise replaced by Digene in a timely fashion to enable Abbott and its Affiliates to consummate the available sale to the Trade shall be included in any calculation with respect to Net Sales thresholds as described in Article 4.

      8.3 Abbott Inspection. Digene shall permit Abbott, upon reasonable notice and during Digene's regular business hours, but no more often than once in each Contract Year, access to those areas of Digene's manufacturing facilities where the Products and Other Products are manufactured, tested, packaged, stored, handled and shipped to verify Digene's compliance with its obligations hereunder. The Device Master Record shall be available for review by Abbott on site at Digene's manufacturing facilities upon reasonable notice from Abbott.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


     ARTICLE 9. - REGULATORY COMPLIANCE AND MEDICAL COMPLAINTS


     9.1 No Modification. Abbott shall not modify, repackage, reformulate or alter any Shipped Product, including its label, except with specific written authorization from Digene.

     9.2 Regulatory Compliance. Digene shall be responsible at Digene's expense for all governmental and regulatory filings in the Territory for Products, Digene Equipment and in the CMV Territory for CMV. All responses to governmental agencies concerning the Products, Digene Equipment and CMV shall be the sole responsibility of Digene, with reasonable assistance from Abbott, as requested by Digene. Digene shall provide Abbott copies of all filings and/or responses concerning the Products, Digene Equipment and CMV which occur after the Effective Date. In the event Digene is unable to obtain or maintain the requisite governmental approvals to enable Abbott and its Affiliates to sell Products in any such country in the Territory, Abbott's inability to meet the Net Sales thresholds described in Article 4 shall be adjusted based on [***
************************************************************************
**************************************************************************
***********], to reflect the adverse impact to Abbott due to the absence of regulatory clearance.

     9.3 Customer Complaints. In the event either Party receives a customer complaint regarding Shipped Products, such Party shall promptly notify the other of such complaint. If the Shipped Product giving rise to such complaint was sold by Abbott, its Affiliates or sub-distributors, then Abbott shall evaluate the complaint and promptly notify Digene in writing regarding such evaluation. If Abbott determines that such complaint is due to a matter that is within Digene's responsibilities hereunder, then Digene, at Abbott's request and Digene's

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

expense, shall assist Abbott or its Affiliates in follow-up resolution of such complaint. The Parties shall exchange on a confidential basis all pertinent information regarding a customer complaint with respect to Products and Equipment sold in the Territory, CMV sold in the CMV Territory and SHARP sold in the SHARP Territory.

                       ARTICLE 10. - RECALL OR WITHDRAWAL

      10.1 Event of Recall and Withdrawal. In the event: (a) any governmental or regulatory authority in the Territory, CMV Territory or SHARP Territory issues a request, directive or order that Shipped Product be recalled or withdrawn, or such request, directive or order is imminent; (b) a court of competent jurisdiction orders such recall or withdrawal; or (c) either Party reasonably determines after consultation with the other that a recall or withdrawal is necessary or advisable (each a "Recall"), the Parties shall take all appropriate corrective action.

      10.2 Expense of Recall. In the event a Recall results from any cause or event arising from the manufacture, packaging, shipment of Shipped Products by Digene or its Affiliates, or other cause or event attributable to Digene, its Affiliates or Third Parties (excluding Third Parties in privity with Abbott), Digene shall be responsible for the expense of the Recall. In the event a Recall results from any cause or event attributable to Abbott, its Affiliates or sub-distributors and arising from the marketing, promotion, sale or distribution of Shipped Products by Abbott, its Affiliates or sub-distributors, or other cause or event attributable to Abbott, its Affiliates or sub-distributors, Abbott shall be responsible for the expense of the Recall. In each instance, the Parties shall cooperate to effectuate efficiently the Recall. For purposes of this Agreement,

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Recall expenses shall include, without limitation, the expenses of notification and destruction or return of the recalled or withdrawn Shipped Product and Abbott's, its Affiliates' or sub-distributors' costs for the Shipped Products recalled or withdrawn.

                        ARTICLE 11. - BOOKS AND RECORDS


      11.1 Examination Rights. For a period of two (2) years following each Contract Year, Abbott and Digene each shall maintain proper books and records in accordance with GAAP reflecting Net Sales, CT/GC Non-U.S. AUP, CT/GC U.S. AUP, HBV AUP, HPV AUP, Minimum Transfer Price, transfer prices, Purchase Price, Book Value and Fully Burdened Manufacturing Costs and other calculations required by this Agreement, as appropriate. Upon thirty (30) days' prior written notice to the other Party (but not more frequently than once in any Contract Year, unless there is a dispute, then as frequently as is necessary), a Party may examine the other Party's books and records relating to the matters described herein, which shall be transferred to, if not already located at, the other Party's principal place of business. The examining Party shall retain, at its own expense, an independent certified public accountant not currently engaged by the examining Party but reasonably acceptable to the other Party to conduct the examination. The examination shall occur at the other Party's principal place of business during its normal business hours for the sole purpose of verifying the accuracy of such calculations. The independent certified public accountant shall be required to execute a mutually acceptable confidentiality agreement and shall report to both Parties its final calculations, in addition to any discrepancy in the calculations made by the Party whose books and records were

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

examined. Such examination rights may be exercised by the Parties only with respect to books and records for the then current Contract Year and the immediately preceding Contract Year.

      11.2 Reconciliation of Underpayment or Overcharge. Within thirty (30) days after completion of such examination, the Parties shall reconcile any underpayment or overcharge, if any, by credit or debit memo; provided, however, if such adjustment is to occur at the end of the final Contract Year, any overpayment or underpayment shall be paid by check or wire transfer to the affected Party within thirty (30) days after completion of the final reconciliation.

      11.3 Costs of Examination. The results of the independent examination shall be subject to the alternative dispute resolution procedure in Section
21.6. The costs of the independent examination shall be paid by the Party whose books and records were examined if the results of the independent examination reflect a discrepancy from such books and records favorable to the Party requesting the examination of greater than five percent (5%) with respect to the calculation examined and otherwise such costs shall be paid by the Party requesting the examination.

                      ARTICLE 12. - PATENTS AND TRADEMARKS

      12.1 Trademark License. Digene hereby grants to Abbott and its Affiliates a nonexclusive license, with the right to sublicense, to use the Digene Trademarks in the Field with respect to Products, Other Products and Digene Equipment to market, promote, distribute and sell Products, Other Products and Digene Equipment in the Territory, and the CMV Territory and the SHARP Territory, respectively. On or before January 1 of each Contract Year, Abbott may

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

request a trademark report reflecting all applications by Digene for Digene Trademarks and the status thereof. In addition, Digene shall, at its expense, file new applications to register any or all of the Digene Trademarks in any or all of the countries in the Territory, the CMV Territory and the SHARP Territory, as may be reasonably requested by Abbott. Abbott shall give Digene at least ninety (90) days' prior written notice before marketing, promoting, selling or distributing any Product, Other Product or Digene Equipment under the Digene Trademarks in any country not identified in the Digene Trademark report. The Parties shall mutually agree on the trademark approach in any such country, taking into consideration, among other things, the length of time required to obtain trademark registration, laws relating to trademark use, the existence of any conflicting trademark registrations, applications or uses and the anticipated sales volumes of the relevant Products, Other Products or Digene Equipment in such country. All representations of the Digene Trademarks that Abbott intends to use shall be consistent with written guidelines provided to Abbott by Digene or shall first be submitted to Digene for approval of design, color and other details, which approval shall not be unreasonably withheld or will be exact copies of those used by Digene. In addition, Abbott shall follow the written instructions issued by Digene from time to time for the purpose of protecting the standards of quality established for the goods and services sold under Digene Trademarks. Any use of an Abbott trademark by Digene shall be subject to Abbott's prior approval, which approval may be withheld by Abbott at Abbott's sole discretion.

      12.2 Trademark Ownership. It is understood and agreed that Digene is the sole and exclusive owner of all rights, title and interests in and to the Digene Trademarks. Nothing


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

contained in this Agreement shall be construed as an assignment to Abbott of any rights, title or interests in the Digene Trademarks; it being understood that all rights, title and interests relating to the Digene Trademarks are expressly reserved by Digene, except for the rights being licensed hereunder.

      12.3 Infringement. Each party shall notify the other Party of any suspected infringements by Third Parties of the Digene Trademarks in the Field or any patent or other proprietary right of Digene in the Field that may come to such Party's attention. Digene shall have the initial right to determine whether any action shall be taken on account of any such infringement, and Digene shall have the right to employ counsel of its choosing and to direct the handling of the litigation and any settlement thereof, at Digene's expense. In the event Digene does not pursue such potential infringement within three (3) months after notice of such potential infringement, Abbott shall have the right to take action on its own behalf, to employ counsel of its choosing and to direct the handling of the litigation and any settlements thereof, at Abbott's own expense. The Parties agree to cooperate with each other in maintaining, protecting and defending the Digene Trademarks.

      12.4 Possible Removal From Market. In the event that the manufacture, use, sale or importation for sale of Product, Other Product or Digene Equipment becomes, or, in the opinion of Digene or Abbott, may become, the subject of any claim, suit or proceeding for infringement or if the manufacture, use, sale or importation for sale of the Product, Other Product or Digene Equipment is or, in the opinion of Digene or Abbott, is likely to be enjoined for infringement, Digene shall, at its option and expense, do one (1) or more of the following:



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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


              (a) obtain for Abbott, its Affiliates and sub-distributors the right to use, sell and import for sale the Product, Other Product or Digene Equipment;

              (b) modify the Product, Other Product or Digene Equipment so that it becomes non-infringing or replace the Product, Other Product or Digene Equipment with a non-infringing product while remaining in compliance with Digene's published Specifications, or Other Product Specifications in effect at the time; or

              (c) require that Abbott, its Affiliates and sub-distributors cease to deliver the Product, Other Product or Digene Equipment in the affected country.

        In the event Digene does not perform (a) or (b) above, and such nonperformance reduces Abbott's annual Net Sales for such Product by more than [********], the Parties shall negotiate in good faith an agreement with respect to [********************************************************************
********************************************].

      12.5 Third Party Claims for Infringement. If a Third Party brings a legal action or administrative proceeding against either or both of the Parties alleging infringement by a Product, Other Product or Digene Equipment in the Field in the Territory, the CMV Territory or the SHARP Territory, the Parties agree that they shall confer in good faith to determine the most effective means of cooperating to defend their sole and mutual interests.

      12.6 Co-Labeled Product. Digene shall sell Products identified by an Abbott trademark or trade name only to Abbott and its Affiliates or to an Abbott-appointed sub-distributor.


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


      12.7 Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY AMOUNTS REPRESENTING LOSS OF BUSINESS, OR INDIRECT, SPECIAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING FROM THE PERFORMANCE OR NONPERFORMANCE OF THIS AGREEMENT OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH OR RELATED TO THE USE OF ANY ITEMS OR SERVICES FURNISHED HEREUNDER, WHETHER THE BASIS OF THE LIABILITY IS BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), STATUTORY OR ANY OTHER LEGAL THEORY. IN NO EVENT SHALL THIS
SECTION 12.7 BE DEEMED TO LIMIT LIABILITY FOR LOSS OF PROFITS UNDER THIS AGREEMENT.

                  ARTICLE 13. - REPRESENTATIONS AND WARRANTIES

      13.1 Digene Representations and Warranties. Digene represents and warrants that all Products, Other Products and Digene Equipment delivered to Abbott hereunder shall be:

            (a) manufactured in accordance with cGMPs, the Specifications or Other Product Specifications, as applicable and, after December 31, 1999, ISO 9000 Series;

            (b) free from defects in material and workmanship until one (1) year after date of shipment for the Digene Equipment and/or the shelf life for Products or Other Products having an expiration date (the "Warranty Period");

            (c) free and clear of any Third Party security interest, lien or encumbrance;


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

              (d) manufactured in compliance with all applicable foreign, federal, state and local laws and regulations in the location of manufacture; and

              (e) Year 2000 Compliant as of July 1, 1999 in accordance with the following terms:

                  (i) all Products, Other Products and Digene Equipment that operate on date data software and hardware; and

                  (ii) all mission critical hardware and software supplied by
              Digene for Products, Other Products and Digene Equipment.

              (f) Year 2000 Compliant as of December 1, 1999 with respect to all mission critical hardware and software used in Digene's manufacturing process for Products Other Products, and Digene Equipment.

        With respect to clauses (a), (b) and (d) of this Section 13.1, the Parties acknowledge and agree that unless Digene fails to deliver Products, Other Products or Digene Equipment consistently to Abbott, at a mutually agreed upon level, any Product, Other Product or Digene Equipment not conforming to clauses (a), (b) and (d) of this Section 13.1 shall be handled in accordance with Section 13.2 and shall not constitute a material breach of this Agreement.

      13.2 Replacement or Repair. Digene, at its election, shall repair or replace Products, Other Products or Digene Equipment returned during the Warranty Period which fail to meet the warranty set forth in Section 13.1 ("Defective Products"). Customers in the Territory, CMV Territory and SHARP Territory shall return Defective Products to Abbott, its Affiliates or sub-distributors for return to Digene. Digene, at its election, shall accept returned Defective


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



Products in accordance with the terms of Schedule 13.2 or Abbott, at Digene's request, shall dispose of such Defective Products appropriately. Digene shall bear the cost of return shipment of Defective Products to Digene and the cost of shipping repaired or replaced Defective Products to the customer or Abbott, its Affiliates or sub-distributors, as the case may be.

     13.3 Third Party Distributors. Digene represents and warrants to Abbott that, except for Distributors, Abbott and its Affiliates, and sub-distributors, no Third Party has any right of distribution, marketing, promotion or any other rights to sell Products in the applicable Territory.

     13.4 Limitation on Warranties. DIGENE MAKES NO WARRANTIES REGARDING THE PRODUCTS, OTHER PRODUCTS AND DIGENE EQUIPMENT OTHER THAN THE EXPRESS WARRANTIES IN THIS ARTICLE AND THERE SHALL BE NO IMPLIED OR STATUTORY WARRANTIES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

     13.5 Patent Representations and Warranties.

          (a) Digene represents and warrants to Abbott as of the Effective Date, that:

               (i) to its knowledge, there are no Third Party patents, trademarks or other proprietary rights which are valid and enforceable and which would be infringed by making, having made, using, selling, offering for sale or importing Products, Other Products and Digene Equipment in the Territory, the CMV Territory or the SHARP Territory, as applicable in accordance with the terms of this Agreement; and




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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

               (ii) to its knowledge, Digene is not, and as a result of the execution and delivery of this Agreement or the performance of Digene hereunder will not be in violation of or lose any rights pursuant to any license, sublicense or agreement previously provided to a Third Party.

     13.6 General Representations and Warranties. Each Party represents and warrants to the other Party as of the Effective Date as follows:

          (a) it is a corporation duly organized and validly existing under the laws of its state of incorporation;

          (b) it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

          (c) the execution, delivery and performance by it of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any other agreement or relationship; and

          (d) all mission critical hardware and software used in the Performance of its duties and obligations hereunder shall be Year 2000 Complaint no later than July 1, 1999, except, however that Digene's mission critical hardware and software used in Digene's manufacturing process shall be Year 2000 Compliant no later than December 1, 1999.




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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                      ARTICLE 14. - GENERAL INDEMNIFICATION

     14.1 Digene Indemnification. Digene shall indemnify, defend and hold Abbott and its Affiliates and their officers, directors, employees, and representatives harmless from and against any and all claims, causes of action, suits, proceedings, losses, damages, demands, fees, expenses, fines, penalties and costs (including reasonable attorney's fees) arising out of, relating to or in connection with: (a) the manufacture, shipment or use of Product, Other Product or Digene Equipment; (b) the breach of Digene's warranties, representations or covenants set forth in this Agreement or in the Murex Agreements as provided in
Article 20; (c) any Third Party patent infringement action against Abbott and/or its Affiliates relating to Products or Other Products; (d) the termination by Digene of any distributor of Product in the Territory; and/or (e) the wrongful or negligent acts or omissions on the part of Digene's employees, agents or representatives.

     14.2 Abbott Indemnification. Abbott shall indemnify, defend and hold Digene and its Affiliates and their officers, directors, employees, and representatives harmless from and against any and all claims, causes of action, suits, proceedings, losses, damages, demands, fees, expenses, fines, penalties and costs (including reasonable attorney's fees) arising out of, relating to or in connection with: (a) the breach of Abbott's warranties, representations or covenants set forth in this Agreement or in the Murex Agreements as provided in
Article 20; or (b) the wrongful or negligent acts or omissions on the part of Abbott's employees, agents or representatives.




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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


     14.3 Cooperation. Each Party shall promptly notify the other Party of any claim or potential claim covered by the indemnification provisions of this
Article 14 and shall include sufficient information to enable the other Party to assess the facts. Each Party shall cooperate with the other Party in the defense of all such claims. No settlement or compromise shall be binding on a Party without such Party's prior written consent, which consent shall not be unreasonably withheld or delayed.

     14.4 Insurance. Digene shall procure and maintain during the Term comprehensive commercial liability insurance, including contractual and products liability coverage, in aggregate annual limits of Six Million Dollars ($6,000,000). Digene shall provide Abbott with prompt written notice of any notice of cancellation, modification or reduction of coverage under, such policies. Digene shall cause Abbott and its Affiliates to be named as additional insureds on such policies and Digene policies shall be primary with respect to any indemnification of Abbott and its Affiliates hereunder.

                        ARTICLE 15. TERM AND TERMINATION

     15.1 Term. Subject to early termination as set forth in this Article 15, this Agreement shall begin on the Effective Date and shall continue until the last day of the Initial Term. Thereafter, this Agreement, with respect to each Product and Equipment, for so long as Abbott retains rights to market and distribute a Product hereunder, shall be extended automatically in accordance with the terms and conditions of Article 4.






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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


     15.2 Termination for Cause.

          (a) Either Party may terminate this Agreement for cause upon written notice to the other Party in the event the other Party becomes insolvent or makes an assignment for the benefit of its creditors, or upon appointment of a trustee or receiver for the other Party of a material portion of its assets, or upon filing of a voluntary petition against the other Party under any bankruptcy or insolvency law, including Section 101 et seq., Title 11 of the United States Code (the "U.S. Bankruptcy Code"), or an involuntary petition against the other Party under any bankruptcy or insolvency law, including the U.S. Bankruptcy Code, which involuntary petition remains undismissed or undischarged and in effect for a period of ninety (90) days.

          (b) Either Party may terminate this Agreement for cause (i) on a Product by Product basis upon written notice to the other Party in the event the other Party materially breaches this Agreement with respect to a Product or Products, or (ii) in its entirety upon written notice to the other Party in the event the other Party materially breaches this Agreement with respect to all Products or with respect to terms which are not specific as to Product and fails to cure such breach within sixty (60) days after receipt of written notice of breach from the non-breaching Party, as such cure period may be extended for such additional period as the non-breaching Party reasonably determines that the breaching Party is diligently pursuing a cure of such breach, to the extent such rights are provided by Sections 4.2(b) or 4.3(b), as applicable.


     15.3 Termination By Digene For Abbott's Failure to Achieve Net Sales Thresholds. Digene shall have the right to terminate this Agreement with respect to HBV at the end of the Initial Term if Abbott fails to achieve the Net Sales thresholds as described in Section 4.2(b), and with respect to HPV at the end of each of the second through fifth Contract Years, inclusive, if Abbott fails to achieve the Net Sales thresholds as described in Section 4.3(b).



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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

In the event of termination pursuant to this Section 15.3. Abbott and Digene shall continue to perform their obligations hereunder for a period of twelve
(12) months pursuant to Section 4.5, to the extent required by Sections 4.2(b) and 4.3(b), respectively.

     15.4 Termination By Abbott for Change of Control. Abbott shall have the right to terminate this Agreement upon [************************] prior written notice to Digene in the event of a Change of Control of Digene wherein the entity acquiring control of Digene is a material direct competitor of Abbott. Digene shall provide Abbott written notice of any such Change of Control within sixty (60) days thereafter. Abbott shall provide written notification to Digene of the exercise of its termination rights within sixty (60) days of receipt of the notice of a Change of Control from Digene. The [*****************] period set forth in this Section 15.4 shall commence on the date Digene receives written notification of Abbott's exercise of rights under this Section. Notwithstanding Abbott's right to terminate under this Section 15.4, the Parties shall be obligated to the following:


          (a) CT/GC Clearance. In the event a Change of Control giving Abbott the right to terminate hereunder occurs earlier than three (3) months prior to the date of CT/GC Clearance, then Digene shall have the right within sixty (60) days after CT/GC Clearance to terminate this Agreement with respect to CT/GC and Equipment (provided



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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     Abbott does not then have rights to market and distribute HPV or HBV in the United States) for sale in the United States.

          (b) Net Sales Thresholds. In the event a Change of Control giving Abbott the right to terminate hereunder occurs and, at the end of the most recently completed Contract Year preceding such Change of Control, Abbott did not achieve the Net Sales threshold for a Product for such Contract Year or, if there was no Net Sales threshold for such Contract Year, for the immediately preceding Contract Year for which there was a Net Sales threshold, as described in Article 4, then Digene shall have the right to withdraw such Product from this Agreement, subject to Digene providing Abbott a twelve (12) month wind-down pursuant to Section 4.5 and Digene paying Abbott one hundred percent (100%) of Incremental Sales for such Product.

Digene shall only be obligated to provide Abbott with a twelve (12) month wind-down under this Section if at the time of such Change of Control Abbott was an exclusive distributor for such Product.

     15.5 Partial Termination By Digene For Abbott's Failure to Market in Particular Country. In addition to its rights under Section 15.2, Section 15.3 and Section 15.4, Digene shall have the right, on sixty (60) days written notice, to terminate Abbott's marketing and distribution rights with respect to a Product and with respect to a country in the Territory if Abbott fails, after giving consideration to the factors affecting Net Sales in Section 4.6 to meet its obligations under Section 3.1 hereunder with respect to such Product in such country and such failure has not been cured; provided, however, that if Abbott has recorded sales of such Product in such country,



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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Abbott may initiate an alternative dispute resolution proceeding under Section
21.6 within such sixty (60) day period, in which event Digene's right to terminate shall be determined by such proceeding. Solely for the purposes of this Section 15.5, Abbott shall have sixty (60) days from the receipt of notice from Digene under this Section 15.5 to cure any failure to meet obligations under Section 3.1. The partial termination of this Agreement with respect to a Product and with respect to a country shall be without prejudice to any other rights of the Parties hereunder. By way of example and for avoidance of doubt, Abbott's failure to sell a particular HBV Product in a particular country does not entitle Digene to terminate this Agreement as to that particular HBV Product in that particular country, but rather may give rise to Digene's right to terminate Abbott's right to market and distribute HBV in that particular country under this Section 15.5, to the extent Abbott's failure to sell such particular HBV Product in such particular country constitutes failure to use commercially reasonable efforts to sell HBV in such country.

     15.6 Continuation of Force Majeure. Either Party may terminate this Agreement in the event of force majeure event continues for one hundred eighty
(180) consecutive days and prevents a Party from materially performing its obligations under this Agreement.

     15.7 Accrued Obligations. Termination, expiration, cancellation or abandonment of this Agreement through any means and for any reason shall not relieve the Parties of any obligation accruing prior thereto and shall be without prejudice to the rights and remedies of either Party with respect to any antecedent breach of any of the provisions of this Agreement.

     15.8 Additional Remedies for Breach. Notwithstanding the terms and conditions of Section 15.2, neither Party shall be obligated to terminate this Agreement in the event the other


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REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Party materially breaches this Agreement. The non-breaching Party shall have the right to seek, in accordance with Section 21.6, other remedies available to it at law and equity to recover for such breach, without having to terminate the Agreement.

                    ARTICLE 16. - CONSEQUENCES OF TERMINATION

     16.1 Buy-out of Equipment and Inventory.

          (a) In the event of any termination or expiration of this Agreement, except in the case of Abbott's non-performance, Digene shall, at Abbott's option, within ninety (90) days after such termination or expiration, (i) purchase from Abbott and its Affiliates at Book Value at the date of termination the Digene Equipment that is placed with customers by Abbott and its Affiliates and at Abbott's and its Affiliates' acquisition cost any inventory of Product held by Abbott or its Affiliates, and (ii) assume any reagent contracts with the Trade with respect to Digene Equipment.

          (b) In the event of any termination of expiration of this Agreement by reason of Abbott's non-performance, Digene may, at its option, within ninety (90) days after such termination or expiration, (i) purchase from Abbott and its Affiliates at Book Value at the date of termination the Digene Equipment that is placed with customers by Abbott and its Affiliates and at Abbott's and its Affiliates' acquisition cost any inventory of Product held by Abbott or its Affiliates, and (ii) assume any reagent contracts with the Trade with respect to Digene Equipment.




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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



     16.2 Termination Fee. In the event of termination of this Agreement by Abbott pursuant to Section 15.4, Digene shall pay to Abbott upon the effective date of such termination, a one-time termination fee as described in Section 15.4(b), which fee shall not be deemed a penalty.

     16.3 Residual Payments. In the event of any termination of this Agreement with respect to HPV pursuant to Section 4.3(a), and in consideration of Abbott efforts in developing Product sales and goodwill during the Term, Digene shall pay for five (5) years following the termination of this Agreement, a residual to Abbott pursuant to Section 4.3(a).

             ARTICLE 17. - CONFIDENTIALITY AND PUBLIC ANNOUNCEMENTS

     17.1 Confidentiality. The Parties acknowledge and agree that during the Term, each of them and their Affiliates may exchange Confidential Information, and the disclosure and use of any such Confidential Information shall be governed by the provisions of this Article 17. Each Party shall use the Confidential Information of the other Party only for the purpose of the activities contemplated by this Agreement and may only disclose such Confidential Information on a need to know basis for the purposes of this Agreement to a Third Party or employee who is bound by a confidentiality obligation similar to the terms of this Section 17.1. The Parties shall ensure that their Affiliates and such Affiliates' officers, directors, employees, representatives and agents shall keep all Confidential Information exchanged hereunder confidential and treat such Confidential Information with the same care as such Party would exercise in the handling of its own confidential or proprietary information. Notwithstanding the foregoing, any Confidential Information may be disclosed to the neutral in any alternative dispute resolution proceeding



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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

under Section 21.6, provided that such neutral executes a mutually acceptable confidentiality agreement prior to the commencement of such proceeding. This provision shall remain in effect for a period of five (5) years after termination or expiration of this Agreement for all Confidential Information.

     17.2 Handling of Trade Secrets. During the course of its performance hereunder, a Party (the "Disclosing Party") may desire or be requested to disclose Confidential Information to the other Party (the "Receiving Party"), which the Disclosing Party considers a Trade Secret. In such event, the Disclosing Party first shall inform the Receiving Party, on a non-confidential basis, the general nature of the Trade Secret information. The Receiving Party shall have ten (10) days to decide whether it wishes to have such Trade Secrets disclosed to it and to inform the Disclosing Party in writing that it wishes to receive such a disclosure. Any Trade Secrets so disclosed between the Parties shall be marked "Trade Secret," and the Receiving Party shall not disclose or use such Trade Secret for the Term and thereafter except as expressly permitted under this Agreement. In the event the Disclosing Party discloses the Trade Secrets to the Receiving Party without written approval of the Receiving Party and/or without appropriately marking such information as "Trade Secret" that Trade Secret shall be handled as Confidential Information under Section 17.1.

     17.3 Confidential Treatment. Digene shall seek confidential treatment for the terms and conditions of this Agreement to the fullest extent permitted by the SEC and any other governmental agency or self-regulatory organization to which Digene provides a copy of this Agreement, if at all. Prior to seeking confidential treatment from the SEC or any other



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REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

governmental agency or self-regulatory organization for any such document, Digene shall consult with Abbott and Abbott's counsel and provide them with a reasonable opportunity to request the inclusion of specified provisions in any request by Digene for confidential treatment.

     17.4 Public Announcements. Neither Party shall make any public announcement concerning this Agreement, nor make any public statement which includes the name of the other Party or any of its Affiliates, or otherwise use the name of the other Party or any of its Affiliates in any public statement or document without the consent of the other Party, which consent shall not be unreasonably withheld, except: (a) as may be required by law or judicial order, including required disclosure under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any exchange on which either Party's equity securities are listed, the National Association of Securities Dealers, Inc. and/or its subsidiaries; (b) as may be contained in joint marketing materials, presentations and related activities; (c) that Digene may provide general information, including aggregate revenue information by region, on a periodic basis and in response to inquiries; or (d) that either Party may include in a subsequent public statement or document, information regarding this Agreement which has already been approved by the other Party.

                           ARTICLE 18. - FORCE MAJEURE

     Neither Party shall be held in breach of this Agreement for failure to perform any of its obligations hereunder and, subject to the terms and conditions of Section 15.6, the time required for performance shall be extended for a period equal to the period of such delay, provided that


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REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

such delay has been caused by or is a result of any acts of God; acts of the public enemy; civil strife; wars declared or undeclared; embargoes; labor disputes, including strikes, lockouts, job actions or boycotts; fires; explosions; floods; shortages of material or energy; events caused by reason of laws or regulations or orders by any government, governmental agency or instrumentality or by any other supervening unforeseeable circumstances beyond the reasonable control of the Party so affected. The Party so affected shall:
(a) give prompt written notice to the other Party of the nature and date of commencement of the force majeure event and its expected duration; and (b) use its reasonable best efforts to relieve the effect of such cause as rapidly as possible.

            ARTICLE 19. - IMPROVEMENTS, INNOVATIONS, DIGENE PRODUCTS;

                              DEVELOPMENT PROJECTS

     19.1 First Right of Negotiation. Digene hereby grants to Abbott the first right of negotiation with regard to any transaction contemplated by Digene whereby Digene, directly or indirectly, would itself, or would license, sell, transfer, convey, assign to a Third Party or otherwise encumber any right, title or interest of Digene to, sell, market, promote or distribute [*****************
*****************************************************************************
***************]; provided, however, that neither Party shall be obligated by the grant of such right to enter into any arrangement after completing the good faith negotiations described in this Section 19.1. In the event Digene determines to undertake the foregoing itself or to solicit a proposal for the foregoing, Digene first shall promptly provide exclusively to Abbott written

                                       75
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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

notice thereof, the scope thereof and [********************************]
involved. In the event Digene receives an unsolicited Third Party proposal with respect to such a transaction and Digene intends to pursue negotiations with the Third Party submitting such proposal, Digene shall promptly provide exclusively to Abbott written notice of the fact that it has received such a proposal, the scope thereof and [********************************] involved. Abbott shall have [**********************] from receipt of any of such notices to advise Digene in writing (the "Negotiation Notice") of whether Abbott shall negotiate with Digene regarding [*********************************], as the case may be. If Abbott elects to negotiate with Digene regarding [*********************************], as the case may be, Abbott and Digene shall negotiate exclusively in good faith, for up to [***************] after Digene receives the Negotiation Notice, a definitive agreement reflecting the material terms of the license, sale, marketing, promotion or distribution of [*********************************];
provided, however, that neither Party shall be obligated to enter into such an arrangement after completing such good faith negotiations. If Abbott and Digene are unable in good faith to reach a definitive agreement within the [********** ***] period, Digene may enter into negotiations and conclude with a Third Party a definitive agreement of substantially similar scope and with respect to [**** *****************************], as the case may be, on terms which, when considered in their entirety, are not materially less favorable to Digene than those finally offered by or to Abbott or undertake the foregoing itself. In the event that Abbott does not so notify Digene that it elects to negotiate such a definitive agreement, Digene may undertake the foregoing itself or enter into negotiations and an agreement with a Third Party with respect to [**** ****************************] without any further obligations


                                       76
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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

with respect thereto under this Section 19.1. Digene shall have no obligations under this Section 19.1 with respect to [***********************************
*****************************************************************************
*************************************************].

     19.2 Restriction of Right to Improvements, Innovations and Digene Products.

          (a) Improvements and Innovations. Digene shall have no obligation to provide Abbott with [*************************************************
     ************************************************************************
     *************************************************************************
     *************************************************************************
     *******************************************************************].

          (b)  [********] Digene shall have no obligation to provide
     Abbott with first rights of negotiation to any [*************], as more fully described in Section 19.1, upon the earlier of [*********************
     **************************************************************************
     *************************************************************************
     **************************************************************************
     ***********************************************************************
     ********************************************************************];
     provided, however, that if Digene's obligations under this sentence have been terminated by reason of [**************************************
     ***************************************************************************
     **************************************************************************
     ***



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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     **********************************************************************
     **************], Digene's obligations under Section 19.1 shall be restored with respect to [********************************************************
     ***********************************************************************
     *************************************************************************
     *************] until or unless Digene shall otherwise be, or have been, relieved of its obligations in accordance with this sentence.

     19.3 Third Party Licenses. During the Term, Digene shall not license or sublicense to a Third Party rights to a Product in the Field in the Territory, provided that Abbott has [***********************************************
********].

     19.4 Determination of Improvements or Innovations. The Parties shall determine whether an improvement, modification or adjustment of or to a Product is to be deemed an Improvement or an Innovation to such Product or whether an improvement, modification or adjustment of or to a Digene Product is to be deemed an Improvement to such Digene Product. Factors the Parties shall consider in determining whether an improvement, modification or adjustment is an Improvement or an Innovation to such Product or an Improvement to such Digene Product, include, but are not limited to the following:[************************
********************************************************************************
*****************************************************************************].
In the event the Parties are unable to determine whether an improvement, modification or adjustment of or to a Product is to be deemed an Improvement or Innovation to such Product, or whether an improvement, modification or adjustment of or to a Digene Product is to be deemed



                                       78
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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

an Improvement to such Digene Product, either Party may elect to conduct an independent review of the dispute by impaneling an independent review board comprised of four (4) opinion leaders in the industry, with each Party selecting two (2) members thereof. If a Party elects to impanel an independent review board, it shall provide the other Party with written notice of such election and the Parties shall then select their respective members of such board. A hearing on whether the particular improvement, modification or adjustment of or to a Product is to be deemed an Improvement or Innovation to such Product, or whether an improvement, modification or adjustment of or to a Digene Product is to be deemed an Improvement to such Digene Product, shall be conducted within sixty
(60) days after receipt of the initial notice. Such hearing shall be held in the presence of both Parties at a location to be mutually agreed to by the Parties and shall be conducted over a period of no longer than eight (8) hours, with each Party entitled to present for no longer than four (4) hours. The cost of the hearing and of the members of the independent review board shall be shared equally by the Parties. Any conclusions or recommendations offered by the independent review board shall be advisory only, shall not be binding on either Party and shall not be admissible in an alternative dispute resolution proceeding under Section 21.6. Further, any such conclusions or recommendations shall not be provided in writing. If after conducting the hearing with the independent review board, the Parties remain unable to agree whether the improvement, modification or adjustment is an Improvement or an Innovation to such Product, or an Improvement to such Digene Product, then either Party may seek final resolution of the dispute through the alternative dispute resolution procedure under Section 21.6.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


     19.5 [*********]. Within one hundred and twenty (120) days following the Effective Date, Abbott shall provide written notice to Digene as to whether [**
********************************************************************************
******************************************************************************
*********************************]. In the event Abbott so notifies Digene of
[***************************************************************************
****************************************************************************
******************************************************************************
************************]. In the event the Parties, after [********************
***********************************************************************
**************************************************************************
*****************************************************************]. In the event
Abbott does not so notify Digene or notifies Digene that it [****************** ****************************************************************************]

     19.6 Development Projects. Abbott shall [******************************
***] of the following development projects, subject to agreed upon milestones and timeframe. Abbott shall promptly after the Effective Date, meet with Digene and discuss a collaboration between the Parties to pursue [******************
**************************************************************************
******************************************************************************
****************************].

          (a)[******************************************************************
     ***************************************************************************
     ***************************************************************************


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ************************************************************************].

          (b)[******************************************************************
     ***************************************************************************
     ************************************************************************].

          (c) [*****************************************************************
     ***************************************************************************
     ***************************************************************************
     ************************************************************************].
Once the Parties select [***********************************], the Parties shall mutually prepare a project plan and milestone setting forth in detail the expectation of the Parties.

     19.7 Testing Service Rights. Digene hereby expressly reserves the right, for its and its Affiliates, to sell or distribute all Products and Digene Products as a product or as a testing service intended only for use in functional genomics, pharmaceutical screening, or drug



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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

discovery and development, including but not limited to therapeutics and vaccines. In addition, Digene retains the right to supply all Products and Digene Products for internal use by Digene and its Affiliates. For purposes of clarification, products and testing services described in this Section 19.7 shall not include human in vitro diagnostic applications.

     19.8 R&D Expenses. Except as otherwise provided in Section 19.6 or as otherwise agreed, Digene shall be responsible, at its sole cost and expense for the funding of [****************************************************************
***********************].

     19.9 Products Outside the Scope of the Agreement. Except as provided in
Section 19.5, any rights of Digene to any product or Analyte which, with respect to Products, does not principally utilize Hybrid Capture Technology and, with respect to Digene Products, does not principally utilize Hybrid Capture for Digene Products are outside the scope of this Agreement and Digene shall have no obligation to negotiate with Abbott with respect to such rights for any country in the world.

                     ARTICLE 20. - TRANSFER, MODIFICATION OR

              TERMINATION OF OBLIGATIONS UNDER THE MUREX AGREEMENTS

     20.1 General. The obligations of the Murex Entities and Digene under the Murex Agreements shall, after the Effective Date, be transferred to, modified (as applicable) and performed in accordance with the terms and provisions of this Agreement, as set forth in this Article 20. Any obligations of the Murex Entities and/or Digene under any of the Murex



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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Agreements, other than those described in this Article 20, shall be terminated and of no further force and effect as of and after the Effective Date.

     20.2 Distribution of HBV. Any distribution, marketing and/or manufacturing activities of any of the Murex Entities under any of the Murex Agreements with respect to HBV shall be transferred from such Murex Agreements and, after the Effective Date, performed by Abbott and by Digene, as the case may be, in the HBV Territory in accordance with the terms and provisions of this Agreement.

     20.3 Distribution of HPV. Any distribution, marketing and/or manufacturing activities of any of the Murex Entities under any of the Murex Agreements with respect to HPV shall be transferred from such Murex Agreements and, after the Effective Date, performed by Abbott and by Digene, as the case may be, in the HPV Territory in accordance with the terms and provisions of this Agreement.

     20.4 Distribution of CMV. The Parties shall transfer all obligations with respect to the distribution of Digene products for the diagnosis of cytomegalovirus set forth on Schedule 20.4 ("CMV") from all of the applicable Murex Agreements to this Agreement, with such obligations to be performed as follows. Subject to, and in accordance with the other terms and conditions of this Agreement, Digene hereby appoints Abbott and its Affiliates for the Term as a non-exclusive distributor of CMV in the CMV Territory for use in the Field, and Abbott hereby accepts such appointment. As part of such appointment under this Section 20.4, Abbott shall have the right to appoint sub-distributors in those countries or territories in the CMV Territory in which Abbott generally uses sub-distributors to distribute Abbott diagnostic products. All CMV shall be


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

labeled identifying Digene only. Abbott shall not be required to meet any Net Sales thresholds with respect to sales of CMV. Either Party shall be entitled to terminate this non-exclusive distribution arrangement at any time by providing to the other Party [******] written notice. The sales prices for the CMV shall be determined as set forth in Section 2.7. During the Term, the transfer prices of CMV shall be the price set forth on Schedule 20.4.

     Notwithstanding the other provisions of this Section 20.4, the provisions of Sections 2.4, 2.8, 2.9, 3.5, 3.8, 5.1(g), 5.4, 5.7 and 5.8 and Article 4
shall not apply to the marketing and distribution of CMV hereunder. In addition, Digene and Abbott shall have no obligation under this Agreement or any of the Murex Agreements for development activities with respect to products for the diagnosis and/or treatment of CMV. Unless otherwise specified, however, all other provisions of this Agreement shall apply to the marketing and distribution of CMV.

     20.5 Distribution of SHARP Signal System Products. The Parties shall transfer all obligations with respect to the distribution of all Digene SHARP Signal System products listed on Schedule 20.5 currently sold in the SHARP Territory under the Murex Agreements ("SHARP") from all of the applicable Murex Agreements to this Agreement, with such obligations to be performed as follows. Subject to, and in accordance with the other terms and conditions of this Agreement, Digene hereby appoints Abbott and its Affiliates for the Term as a non-exclusive distributor of SHARP in the SHARP Territory for use in the Field, and Abbott hereby accepts such appointment. As part of such appointment under this Section 20.5, Abbott shall have the right to appoint sub-distributors in those countries or territories in the SHARP



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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Territory in which Abbott generally uses sub-distributors to distribute Abbott diagnostic products. All SHARP shall be labeled identifying Digene only. Abbott shall not be required to meet any Net Sales thresholds with respect to sales of SHARP. Either Party shall be entitled to terminate this non-exclusive distribution arrangement at any time by providing to the other Party [******] written notice. The sales prices for the SHARP shall be determined as set forth in Section 2.7. During the Term, the transfer prices of SHARP shall be the price set forth on Schedule 20.5.

     Notwithstanding the other provisions of this Section 20.5, the provisions of Sections 2.4, 2.8, 2.9, 3.5, 3.8, 5.1(b), 5.1(c), 5.1(g), 5.4, 5.5, 5.6, 5.7,
5.8 and 5.10 and Article 4 shall not apply to the marketing and distribution of SHARP hereunder. In addition, Digene and Abbott shall have no obligation under this Agreement or any of the Murex Agreements for development activities with respect to the applications for SHARP. Unless otherwise specified, however, all other provisions of this Agreement shall apply to the marketing and distribution of SHARP.

     20.6 Murex-Only Labeled Products. Pursuant to the Development and License Agreement, dated as of April 14, 1993, between Digene and International Murex Technologies Corporation and the 1994 Development and License Agreement dated as of May 31, 1994, between Digene and International Murex Technologies Corporation, Murex had the right to require Digene to provide Murex with products developed under such agreements with labels designed by Murex. Pursuant to such rights, Digene has provided CMV to Murex with Murex-only trade marks and trade dress. Abbott, on behalf of itself and all Murex Entities and

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Affiliates, shall remove the requirement to label any such products, including CMV, with any Murex identifier in the label or trade dress, and hereby terminates the obligation of Digene to provide such Murex-only labeled products pursuant to either Development and License Agreement.

     20.7 Continuing Obligations Under the Murex Agreements.

          (a) Confidentiality Provisions. As of the Effective Date, all Confidential Information (as such term is defined in each of the Murex Agreements) of either Digene or the applicable Murex Entity that relates, in any way, to CMV, CT/GC, HBV, HPV or SHARP or any of the Equipment marketed, distributed, sold, developed or manufactured in accordance with the terms of this Agreement shall be treated as "Confidential Information" as defined in, and exchanged under, this Agreement. The Parties shall protect the confidentiality of, and abide by their respective non-disclosure obligations with respect to, all such Confidential Information in accordance with the terms of Article 17 of this Agreement. All Confidential Information of Digene or the applicable Murex Entity not transferred to this Agreement pursuant to the foregoing shall continue to be treated as Confidential Information of Digene and the applicable Murex Entity in accordance with, and subject to the provisions of the applicable Murex Agreement, including, without limitation, the provisions requiring Digene (on behalf of itself and its Affiliates) and Abbott (regarding itself and its Affiliates, including the Murex Entities) to continue to comply with the confidentiality and non-disclosure obligations under the applicable Murex Agreement for the time period specified in the applicable Murex Agreement following the termination of such Murex Agreement. Nothing contained in this Agreement shall be, or shall be

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

deemed to be, a waiver by Digene or Abbott, or their respective Affiliates or any of the Murex Entities of the confidentiality and non-disclosure obligations set forth in each of the Murex Agreements.

          (b) Indemnification Provisions. The indemnification provisions, including the survival thereof, contained in the Murex Agreements shall continue in full force and effect until terminated in accordance with the provisions of each applicable Murex Agreement.

          (c) Warranties. All warranties by Digene and/or its Affiliates in any of the Murex Agreements shall apply to all products shipped by Digene or its Affiliates to a Murex Entity or Abbott and/or its Affiliates prior to the Effective Date.

     20.8 Transition Period. For a period not to exceed one hundred eighty (180) days from the Effective Date (the "Transition Period"), Digene and Abbott shall Work With each other to transition the responsibilities and obligations under the Murex Agreement to the responsibilities and obligations under this Agreement in accordance with the following guidelines, which shall apply to all Products and Other Products marketed, manufactured, sold and distributed hereunder:

          (a) Marketing and Promotion. Abbott shall wind-down all marketing and promotion efforts initiated under the Murex Agreements for products other than the Products and Other Products and/or performed in areas of the world other than the applicable Territory, the CMV Territory or the SHARP Territory within the Transition Period. Thereafter, the provisions of Article 3 of this Agreement shall supersede and replace all marketing and promotion obligations of the Murex Entities set forth in any of the Murex Agreements.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


          (b) Selling Activities. As of the Effective Date, the forecasts, Net Sales thresholds and requirements provisions as set forth in this Agreement shall supersede and replace all forecasts, Net Sales thresholds and requirements provisions as set forth in any of the Murex Agreements.

          (c) Transfer Prices and Costs and Expenses. As of the Effective Date, for all Product, Other Product and Equipment purchase orders that are placed beginning after the Effective Date, the transfer prices and all provisions related to costs and expenses, including, without limitation, the payment of Trade costs, the determination of the selling price in the applicable Territory, CMV Territory or SHARP Territory, as the case may be, costs of shipping, testing and Recall, and the price and terms provisions set forth in Article 6 and
Article 20 of this Agreement shall supercede and replace all similar provisions of any of the Murex Agreements. Any purchase orders relating to Product, Other Product and Equipment sales to end-users or distributors or Murex Affiliates initiated prior to or on the Effective Date shall be completed in accordance with the provisions of the applicable Murex Agreement; provided, however, that any Product, Other Product or Equipment sale transactions that cannot be completed within the Transition Period (excluding receipt of payment) shall be completed as expeditiously as possible in accordance with the provisions of this Agreement.

          (d) Customer Billing and Collection. Abbott shall continue to perform the customer billing, collection and Digene payment obligations of the Murex Entities as set forth in any of the Murex Agreements for all Product, Other Product and Equipment sales in the applicable Territory, CMV Territory or SHARP Territory, as the case may be, initiated but not

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

completed prior to or on the Effective Date. After all such transactions have been completed, the Parties shall cooperate with each other to terminate any billing, collection and lock-box procedures established pursuant to the terms of any of the Murex Agreements but not consistent with any similar terms of this Agreement. Any purchase orders or sales performed in their entirety after the Effective Date shall be handled in accordance with the provisions of this Agreement.

          (e) Wind-Down Activities. No wind-down provisions in any of the Murex Agreements shall continue or be triggered.

          (f) Equipment Buy-Out Provisions. The equipment buy-out obligations under the Murex Agreements shall be handled in accordance with the provisions of
Section 6.1(b).

          (g) Shipment and Delivery and Acceptance of Products and Other Products. All shipments initiated prior to or on the Effective Date shall be completed in accordance with the shipment, delivery and product acceptance terms of the applicable Murex Agreement, but any shipments in the Territory, the CMV Territory or the SHARP Territory after the Effective Date shall be performed in accordance with the similar provisions of this Agreement.

          (h) Consignment Inventory Storage Activities. The consignment inventory holding obligations of the Murex Entities and Affiliates set forth in Appendix A to the Agency and Sales Representation Agreement between Digene and Murex Diagnostics Corporation shall continue until all consignment inventory of Digene products has been depleted or discarded in accordance with the provisions of such Murex Agreement.

          (i)  Financial Reconciliation.




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SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



          (i) As of the Effective Date the Parties shall reconcile all payments owed under any of the Murex Agreements and shall settle all outstanding obligations in accordance with Schedule 20.8(i).

          (ii) The Parties shall Work With each other during the Transition Period to transfer all financial reporting, payment and accounting obligations with respect to the sales of Products and Other Products in the Territory, the CMV Territory or the SHARP Territory, as applicable, from the various systems established pursuant to the Murex Agreements to the procedures and reporting systems developed to comply with the provisions of this Agreement.

          (j) Further Assurances. During the Transition Period, the Parties shall Work With each other to amend this Agreement, in accordance with Section 21.10, to finalize Schedules 6.1(b) and 20.8(i) to update the information set forth therein as of the Effective Date.

            20.9 Termination of the Murex Agreements. Subject to the foregoing provisions of this Article 20, each of Digene, on behalf of itself and its Affiliates, and Abbott on behalf of itself, each Murex Entity and each Affiliate of either Abbott or Murex hereby agrees that, as of the Effective Date, each of the Murex Agreements shall be terminated and, except as set forth herein, shall have no further force and effect. Without limiting the generality of the foregoing sentence, Abbott and Digene shall have no further obligations to each other under the Murex Agreements with respect to any: (a) marketing, distribution or manufacture of any products and/or equipment as contemplated by the Murex Agreements, other than as specifically set forth

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

in this Agreement, including, without limitation, in any areas of the world other than the Territory, the CMV Territory and the SHARP Territory; (b) product or equipment development activities set forth in, or contemplated by, any of the Murex Agreements; (c) indemnification obligations thereunder to the other Party beyond the time periods described in this Article 20; and (d) payment and related obligations other than those related to the transition activities described in Section 20.8. All obligations of the parties thereto set forth in the Murex Agreements for which similar provisions are set forth in this Agreement, but not specifically mentioned in this Article 20 shall be governed, with respect to the Products and Other Products and the Territory the CMV Territory or the SHARP Territory, as applicable, to the extent applicable, by such provisions of this Agreement (i.e., Recall, regulatory compliance, patent and trademark protection, termination rights and consequences, new product development efforts and miscellaneous provisions). Any provisions of the Murex Agreements not covered by or contemplated by this Agreement shall be of no further force and effect as of and after the Effective Date.

                           ARTICLE 21. - MISCELLANEOUS


     21.1 Relationship of the Parties. The relationship of the Parties under this Agreement is that of independent contractors. Nothing contained in this Agreement shall be construed so as to constitute the Parties as partners, joint venturers or agents of the other. Neither Party or its Affiliates has any express or implied right or authority under this Agreement to assume or create

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REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

any obligations or make any representations or warranties on behalf of or in the name of the other Party or its Affiliates.

     21.2 Successors and Assignment. Neither Party may assign its rights or obligations under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld; provided, however, that either Party may, without such consent, (a) assign this Agreement, in whole or in part, to an Affiliate of such Party; (ii) designate one (1) or more of its Affiliates to perform its obligations hereunder (in which case the designating Party shall remain responsible for the performance of all of its obligations hereunder); and (iii) assign any or all of its rights, interests or obligations hereunder to any successor to the assignor in a merger or consolidation or any other purchase of substantially all of the assets of the assignor. Any permitted assignee shall assume all obligations of the its assignor under this Agreement. No assignment shall relieve any Party of responsibility for the performance of any obligation which such Party may have or incur hereunder.

     21.3 Binding Effect. This Agreement shall be binding upon and inure to the benefit of Abbott and those of its Affiliates which are acting or have acted as a distributor hereunder and Digene and their respective successors and permitted assigns. Abbott hereby guarantees the performance of all obligations hereunder by all of its Affiliates which are acting or have acted as a distributor hereunder.

     21.4 Entire Agreement. This Agreement, including the Schedules, which are incorporated herein by reference, set forth the entire understanding of the Parties concerning the

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

subject matter hereof and supersedes all written or oral prior agreements or understandings with respect thereto.

            21.5 Governing Law. This Agreement and the legal relations between the Parties hereunder shall be construed, interpreted and governed by the laws of the State of Illinois, without regard to its conflict of laws principles.

            21.6 Dispute Resolution. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be resolved through the alternative dispute resolution procedure described on Schedule 21.6; provided, however, that this shall not prevent a Party from seeking and obtaining injunctive relief in a court of competent jurisdiction.

            21.7 Notices. All notices hereunder shall be in writing and shall be: (a) delivered personally; (b) mailed by registered or certified mail; postage prepaid; (c) sent by overnight courier; or (d) sent by facsimile or express mail to the following addresses of the respective Parties:

       If to Abbott:         Abbott Laboratories
                             Director, Acquisitions and Technology Assessment
                             D-9RK, Building AP6C
                             100 Abbott Park Road
                             Abbott Park, Illinois  60064-6094
                             Facsimile Number:  (847) 937-6951

       with copy to:         Divisional Vice President
                             Domestic Legal Operations
                             D-322, Building AP6D
                             100 Abbott Park Road
                             Abbott Park, Illinois  60064-6049
                             Facsimile Number:  (847) 938-1206

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


       If to Digene:         Digene Corporation
                             Chief Executive Officer
                             9000 Virginia Manor Road
                             Beltsville, Maryland  20705
                             Facsimile Number: (301) 470-2880

       with copy to:         Morris Cheston, Jr.
                             Ballard Spahr Andrews & Ingersoll, LLP
                             1735 Market Street, 51st Floor
                             Philadelphia, PA  19103-7599
                             Facsimile Number: (215) 864-8999

Notice shall be effective: (i) upon receipt if personally delivered; (ii) on the third Business Day following the date of mailing if sent by registered or certified mail; (iii) on the second Business Day following the date of delivery to the express mail service if sent by express mail; and (iv) on the first Business Day following the date of transmission or delivery to the overnight courier if sent by facsimile or overnight courier. A Party may change its address listed above by sending notice to the other Party.

     21.8 Severability. If any provision of this Agreement for any reason shall be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision hereof, and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein.

     21.9 Interpretation. When a reference is made in this Agreement to Sections or Schedules, such references shall be to a Section of or Schedule to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



headings contained in this Agreement have been inserted for convenience or reference only and shall not be relied upon in construing this Agreement. Use of any gender herein to refer to any person shall be deemed to comprehend masculine, feminine, and neuter unless the context clearly requires otherwise.

     21.10 Amendments. This Agreement may be amended at any time by a written instrument executed by authorized representatives of both Parties. Any amendment effective pursuant to this Section 21.10 shall be binding upon Abbott and those of its Affiliates which are acting or have acted as a distributor hereunder and Digene and their respective successors and permitted assigns.

     21.11 Waiver. No waiver of any of the terms of this Agreement shall be valid unless in writing and signed by authorized representatives of both Parties. Failure by either Party to enforce any of its rights under this Agreement shall not be construed as a waiver of such rights nor shall a waiver by either Party in one or more instances be construed as constituting a continuing waiver or as waiver in other instances.

     21.12 Survival. Expiration or early termination of this Agreement shall not relieve either Party of its obligations incurred prior to such expiration or early termination. The following provisions shall survive expiration or early termination of this Agreement: Article 1, the last sentence of Section 4.1(b), the next to last sentence of Sections 4.2(b) and 4.3(b), Sections 4.5 and 6.4,
Article 10, Article 11, Article 13 (except Section 13.3) and Sections 14.1, 14.2, 14.3, 15.7, 16.1, 16.2, 16.3, 17.1, 17.2, 20.7, 21.5 and 21.6.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


     21.13 Headings. The captions to the Articles and Sections in this Agreement are inserted for convenience only and are not a part hereof.

     21.14 Counterparts. This Agreement may be executed in two (2) original counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

     21.15 Mutual Drafting. This Agreement has been jointly drafted by Abbott and Digene, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the Parties and their respective legal counsel and advisers and any rule of construction that a document shall be interpreted or construed against the drafting party shall not be applicable.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




     IN WITNESS WHEREOF, each Party has caused this Marketing and Distribution Agreement to be executed on its behalf by its duly authorized officer as of the Effective Date.

ABBOTT LABORATORIES                     DIGENE CORPORATION

By:  /s/ James J. Koziarz               By: /s/ Evan Jones
   --------------------------              --------------------------
Name:  James J. Koziarz                  Name:  Evan Jones

Title: Corporate Vice President          Title: President and Chief Executive
       Diagnostic Products                      Officer
       Research and Development

Date:  May 7, 1999                       Date:  May 7, 1999

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                LIST OF SCHEDULES

       SCHEDULE 1.2         AFRICA
       SCHEDULE 1.6         BASE SALES
       SCHEDULE 1.18        CT/GC NON-U.S. AUP
       SCHEDULE 1.19        CT/GC PRODUCTS
       SCHEDULE 1.20        CT/GC U.S. AUP
       SCHEDULE 1.21        CT/GC SPECIFICATIONS
       SCHEDULE 1.25        DIGENE EQUIPMENT
       SCHEDULE 1.27        DIGENE TRADEMARKS
       SCHEDULE 1.28        DISTRIBUTORS
       SCHEDULE 1.29        DISTRIBUTOR TERRITORIES
       SCHEDULE 1.30        DISTRIBUTION AGREEMENTS
       SCHEDULE 1.33        EUROPE
       SCHEDULE 1.38        HBV AUP
       SCHEDULE 1.39        HBV PRODUCTS
       SCHEDULE 1.40        HBV SPECIFICATIONS
       SCHEDULE 1.43        HPV AUP
       SCHEDULE 1.44        HPV PRODUCTS
       SCHEDULE 1.45        HPV SPECIFICATIONS
       SCHEDULE 1.53        MIDDLE EAST
       SCHEDULE 1.54        MINIMUM TRANSFER PRICE
       SCHEDULE 1.58        NON-PROPRIETARY EQUIPMENT
       SCHEDULE 1.60        OTHER PRODUCT SPECIFICATIONS
       SCHEDULE 1.62        PATENTS
       SCHEDULE 1.64        PRODUCT ACCESSORIES
       SCHEDULE 3.6         VALIDATION PROTOCOLS
       SCHEDULE 4.1         CT/GC AUTOMATION SPECIFICATIONS
       SCHEDULE 6.1(a)            PURCHASE PRICE FOR DIGENE EQUIPMENT
       SCHEDULE 6.1(b)            PURCHASE PRICE FOR EXISTING FIELD EQUIPMENT
       SCHEDULE 6.1(c)            PURCHASE PRICE FOR NON-PROPRIETARY EQUIPMENT
       SCHEDULE 13.2        PRODUCT, OTHER PRODUCT AND EQUIPMENT REPLACEMENT OR
                                  REPAIR

       SCHEDULE 20.4        CMV
       SCHEDULE 20.5        SHARP
       SCHEDULE 20.8(i)     FINANCIAL RECONCILIATION
       SCHEDULE 21.6        ALTERNATIVE DISPUTE RESOLUTION


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                  SCHEDULE 1.2

                                     AFRICA

All countries in the continent of Africa, excluding Algeria, Egypt, Morocco, The

         Sudan and Tunisia
                  (which are to be included in Schedule 1.53)

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                  Schedule 1.6

                                   Base Sales


TERRITORY                  CATEGORY                            SALES ($)

--------------------------------------------------------------------------------
EUROPE                     CT/GC                                          [***]

--------------------------------------------------------------------------------
EUROPE                     HBV                                            [***]

--------------------------------------------------------------------------------
EUROPE                     HPV                                            [***]

--------------------------------------------------------------------------------

USA                        CT/GC                                          [***]

--------------------------------------------------------------------------------
TOTAL                                                                     [***]

--------------------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                  SCHEDULE 1.18

                               CT/GC Non-U.S. AUP

                            DIGENE
ABBOTT CATALOG #            CATALOG #                 DESCRIPTION                                   QUANTITY               AUP ($)
----------------------------------------------------------------------------------------------------------------------------------
2F72.01                     5100-1400IVT              Digene Sample Conversion Kit                  100 ml                  [***]
----------------------------------------------------------------------------------------------------------------------------------

2F73.01                     5100-1500IVT              Digene Sample Conversion Kit                  1 L                     [***]
----------------------------------------------------------------------------------------------------------------------------------

2F78.01                     5130-1015IVT              Digene Urine Prep Kit                         96 Tests                [***]
----------------------------------------------------------------------------------------------------------------------------------

2F79.01                     5130-1096IVT              Digene CT/GC Test                             96 Tests                [***]
----------------------------------------------------------------------------------------------------------------------------------

2F80.01                     5130-1116IVT              Digene CT/GC Test Panel                       6 Samples               [***]
----------------------------------------------------------------------------------------------------------------------------------

2F81.01                     5135-1050IVT              Digene CT-ID Test                             96 Tests                [***]
----------------------------------------------------------------------------------------------------------------------------------

2F82.01                     5140-1000IVT              Digene GC-ID Test                             96 Tests                [***]
----------------------------------------------------------------------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                  Schedule 1.19

                                 CT/GC Products

-------------------------------------------------------------------------------------------------------------------------------
ABBOTT                            DIGENE
CATALOG #                         CATALOG #                     DESCRIPTION                           QUANTITY

-------------------------------------------------------------------------------------------------------------------------------
2F72.01                           5100-1400IVT                  Digene Sample Conversion Kit          100 ml
-------------------------------------------------------------------------------------------------------------------------------

2F73.01                           5100-1500IVT                  Digene Sample Conversion Kit          1 L
-------------------------------------------------------------------------------------------------------------------------------

2F78.01                           5130-1015IVT                  Digene Urine Prep Kit                 96 Tests
-------------------------------------------------------------------------------------------------------------------------------

2F79.01                           5130-1096IVT                  Digene CT/GC Test                     96 Tests
-------------------------------------------------------------------------------------------------------------------------------

2F80.01                           5130-1116IVT                  Digene CT/GC Test Panel               6 Samples
-------------------------------------------------------------------------------------------------------------------------------

2F81.01                           5135-1050IVT                  Digene CT-ID Test                     96 Tests
-------------------------------------------------------------------------------------------------------------------------------

2F82.01                           5140-1000IVT                  Digene GC-ID Test                     96 Tests
-------------------------------------------------------------------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                 Schedule 1.20

                                 CT/GC U.S. AUP


---------------------------------------------------------------------------------------------------------------------------------
                                                                                               AUP- ($)            AUP- ($)
ABBOTT            DIGENE                                                                       AMPLIFIED           NON-AMPLIFIED
CATALOG #         CATALOG #            DESCRIPTION                           QUANTITY          REIMBURSEMENT.      REIMBURSEMENT.
---------------------------------------------------------------------------------------------------------------------------------
2F72.01           5100-1400IVT         Digene Sample Conversion Kit          100 ml                    [***]               [***]
---------------------------------------------------------------------------------------------------------------------------------

2F73.01           5100-1500IVT         Digene Sample Conversion Kit          1 L                       [***]               [***]
---------------------------------------------------------------------------------------------------------------------------------

2F78.01           5130-1015IVT         Digene Urine Prep Kit                 96 Tests                  [***]               [***]
---------------------------------------------------------------------------------------------------------------------------------

2F79.01           5130-1096IVT         Digene CT/GC Test                     96 Tests                  [***]               [***]
---------------------------------------------------------------------------------------------------------------------------------

2F80.01           5130-1116IVT         Digene CT/GC Test Panel               6 Samples                 [***]               [***]
---------------------------------------------------------------------------------------------------------------------------------

2F81.01           5135-1050IVT         Digene CT-ID Test                     96 Tests                  [***]               [***]
---------------------------------------------------------------------------------------------------------------------------------

2F82.01           5140-1000IVT         Digene GC-ID Test                     96 Tests                  [***]               [***]
---------------------------------------------------------------------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                                 Schedule 1.21

                              CT/GC Specifications


General product description, intended use statement, general performance characteristics and description of kit components as stated in the relevant sections of the current, applicable product Package Inserts and Certificates of Analysis as listed below:


    Assay            Digene Package Insert    Certificate of Analysis
----------------------------------------------------------------------
CT/GC DNA Test       L0990 06/97             L1350 12/98
(5130-1096 IVT)
----------------------------------------------------------------------
CT-ID DNA Test       L0991 06/97             L1352 12/98
(5135-1050 IVT)
----------------------------------------------------------------------
GC-ID DNA Test       L0992 06/97             L1351 12/98
(5140-1000 IVT)
----------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                 Schedule 1.25

                                Digene Equipment



-----------------------------------------------------------------------------------------------------------
ABBOTT            DIGENE               DESCRIPTION                                                QUANTITY
CATALOG #         CATALOG #
-----------------------------------------------------------------------------------------------------------
3F62.01           4300-1010 CE         DCR-1 Luminometer, 240 Volt (adaptable to 120 Volt)        1 Each
-----------------------------------------------------------------------------------------------------------
3F70.02           5000-1010            DML 2000 Luminometer 120 Volt                              1 Each
-----------------------------------------------------------------------------------------------------------
3F70.03           5000-1020            DML 2000 Luminometer 240 Volt                              1 Each
-----------------------------------------------------------------------------------------------------------
3F63.01           4300-1020            Rotary Shaker Assembly, 120 Volt                           1 Each
-----------------------------------------------------------------------------------------------------------
3F63.02           4300-1025            Rotary Shaker Assembly, 240 Volt                           1 Each
-----------------------------------------------------------------------------------------------------------
4F93.02           6000-2110            Rotary Shaker I, 120 Volt                                  1 Each
-----------------------------------------------------------------------------------------------------------
4F93.01           6000-2240            Rotary Shaker I, 240 Volt                                  1 Each
-----------------------------------------------------------------------------------------------------------
3F64.01           4300-1030            Rack Holder Shaker (Must be ordered with 4300-1020/1025)   1 Each
-----------------------------------------------------------------------------------------------------------
4F82.02           6000-1110            Microplate Heater I,  120 Volt                             1 Each
-----------------------------------------------------------------------------------------------------------
4F82.01           6000-1240            Microplate Heater I,  220 Volt                             1 Each
-----------------------------------------------------------------------------------------------------------
TBA               5050-xxxx            HPV, CT/GC
-----------------------------------------------------------------------------------------------------------
                                       HIV & HBV Software and Manuals **                          1 Each
-----------------------------------------------------------------------------------------------------------
TBA               5050-1024EN          PC System American English*                                1 Each
-----------------------------------------------------------------------------------------------------------
4F88.04           5050-1024FR          PC System French *                                         1 Each
-----------------------------------------------------------------------------------------------------------
4F88.05           5050-1024GR          PC System German *                                         1 Each
-----------------------------------------------------------------------------------------------------------
4F88.01           5050-1024IT          PC System Italian *                                        1 Each
-----------------------------------------------------------------------------------------------------------
4F88.02           5050-1024SP          PC System Spanish *                                        1 Each
-----------------------------------------------------------------------------------------------------------
4F88.03           5050-1024UK          PC System English UK *                                     1 Each
-----------------------------------------------------------------------------------------------------------

*Includes:  HP Brio CPU, Mouse, Language Specific Keyboard, Preloaded Software
(Language Specific       Windows 95/Excel 97)

**Includes:  HPV and CT/GC Software and Manuals (product part number 5050-1036
IVT) and HIV and HBV Software and Manuals (product part number 5050-1039 RUO).

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.





                                 Schedule 1.27

                               Digene Trademarks



--------------------------------------------------------------------------------
MARK                      REGISTRATION NUMBER                REGISTRATION DATE
--------------------------------------------------------------------------------
SHARP SIGNAL              1,929,468                          1/24/95
--------------------------------------------------------------------------------
DIGENE                    1,958,407                          2/27/96
--------------------------------------------------------------------------------
Digene Design Logo        1,958,406                          2/27/96
--------------------------------------------------------------------------------
HYBRID CAPTURE            2,029,476                          1/14/97
--------------------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                                 Schedule 1.28

                                  Distributors


                          [*****************]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                                 Schedule 1.29

                            Distributor Territories




                                    [*****]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                                 Schedule 1.30

                            Distribution Agreements


-----------------------------------------------------------------------------------
Company Name         Contract Date   Territory    Product                Comments
-----------------------------------------------------------------------------------
[***]                     [***]      [***]        [***]                  [***]
-----------------------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.





                                 Schedule 1.33

                                     Europe

Albania
Andora
Austria
Baltic Republics:  Estonia, Latvia, Lithuania
Belgium
Belarus
Bosnia
Bulgaria
Commonwealth of Independent States
Croatia
Cyprus
Czech Republic
Denmark
Finland
France
Germany
Greece
Greenland
Hungary
Iceland
Ireland
Italy
Liechtenstein
Luxembourg

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.





                             Schedule 1.33 (cont'd)

                                     Europe




Macedonia
Malta
Moldova
Monaco
Netherlands
Norway
Poland
Portugal
Romania
Russia
San Marino
Serbia
Slovenia
Slovakia
Spain
Sweden
Switzerland
Ukraine
United Kingdom
USSR - all former countries
Vatican City
Yugoslavia

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                                 Schedule 1.38

                                    HBV AUP


------------------------------------------------------------------------------------------------------------
ABBOTT CATALOG #    DIGENE CATALOG #   DESCRIPTION                                QUANTITY          AUP ($)
------------------------------------------------------------------------------------------------------------
TBA                 6110-1000 RUO      Digene HBV Serum Training Panel            12 Samples        [***]
------------------------------------------------------------------------------------------------------------
4F41.01             6110-1096 RUO      Digene HBV DNA Test (Includes Kit and      96 Tests          [***]
                                       Positive Controls)
------------------------------------------------------------------------------------------------------------
4F39.01             6110-1097 RUO      Digene HBV DNA Ultra Sensitive Kit         96 Tests          [***]
                                       (Includes Positive Controls & Ultra
                                       Sensitive Controls)
------------------------------------------------------------------------------------------------------------
TBA                 4402-0477          HBV Detection Reagent (Sent with           Each              [***]
                                       4402-1060M)
------------------------------------------------------------------------------------------------------------
2F94.01             4402-1006M         HBV DNA Test Panel                         1 Set             [***]
------------------------------------------------------------------------------------------------------------
8E16.01             4402-1060M         HBV DNA Assay                              60 Tests          [***]
------------------------------------------------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                 Schedule 1.39

                                  HBV Products


----------------------------------------------------------------------------------------------
ABBOTT CATALOG #    DIGENE CATALOG #   DESCRIPTION                                QUANTITY
----------------------------------------------------------------------------------------------
TBA                 6110-1000 RUO      Digene HBV Serum Training Panel            12 Samples
----------------------------------------------------------------------------------------------
4F41.01             6110-1096 RUO      Digene HBV DNA Test (Includes Kit and      96 Tests
                                       Positive Controls)
----------------------------------------------------------------------------------------------
4F39.01             6110-1097 RUO      Digene HBV DNA Ultra Sensitive Kit         96 Tests
                                       (Includes Positive Controls & Ultra
                                       Sensitive Controls)
----------------------------------------------------------------------------------------------
TBA                 4402-0477          HBV Detection Reagent (Sent with           Each
                                       4402-1060M)
----------------------------------------------------------------------------------------------
2F94.01             4402-1006M         HBV DNA Test Panel                         1 Set
----------------------------------------------------------------------------------------------
8E16.01             4402-1060M         HBV DNA Assay                              60 Tests
----------------------------------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                 Schedule 1.40

                               HBV Specifications


General product description, intended use statement, general performance characteristics and description of kit components as stated in the relevant sections of the current, applicable product Package Inserts and Certificates of Analysis as listed below:

--------------------------------------------------------------------------------
    Assay                 Digene Package Insert        Certificate of Analysis
--------------------------------------------------------------------------------
HBV DNA Assay              L0796 10/97                No reference number
4402-1060M
--------------------------------------------------------------------------------
HBV DNA Test               L1183 10/98                L1339 03/99
(6110-1096RUO &
 6110-1097RUO)
--------------------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                                 Schedule 1.43

                                    HPV AUP



-----------------------------------------------------------------------------------------------------------
ABBOTT CATALOG#        DIGENE CATALOG #      DESCRIPTION                   QUANTITY             AUP ($)
-----------------------------------------------------------------------------------------------------------
2F32.01                4401-1024             HPV DNA Test Panel            1 Set                [***]
-----------------------------------------------------------------------------------------------------------
8E17.01                4401-1030UP           HPV DNA Assay                 60 Tests             [***]
-----------------------------------------------------------------------------------------------------------
2F74.01                5101-1024IVT          Digene HPV Validation Panel   6 Samples            [***]
-----------------------------------------------------------------------------------------------------------
2F75.01                5101-1042IVT          HPV Validation Panel          36 Samples           [***]
-----------------------------------------------------------------------------------------------------------
2F76.01                5101-1096IVT          Digene HPV Test               96 Tests             [***]
-----------------------------------------------------------------------------------------------------------
2F33.01                4401-1016             HPV Type 16                   60 Tests             [***]
-----------------------------------------------------------------------------------------------------------
2F34.01                4401-1018             HPV Type 18                   60 Tests             [***]
-----------------------------------------------------------------------------------------------------------
2F35.01                4401-1031             HPV Type 31                   60 Tests             [***]
-----------------------------------------------------------------------------------------------------------
2F36.01                4401-1033             HPV Type 33                   60 Tests             [***]
-----------------------------------------------------------------------------------------------------------
2F37.01                4401-1035             HPV Type 35                   60 Tests             [***]
-----------------------------------------------------------------------------------------------------------
2F38.01                4401-1042             HPV Type 42                   60 Tests             [***]
-----------------------------------------------------------------------------------------------------------
2F39.01                4401-1043             HPV Type 43                   60 Tests             [***]
-----------------------------------------------------------------------------------------------------------
2F40.01                4401-1044             HPV Type 44                   60 Tests             [***]
-----------------------------------------------------------------------------------------------------------
2F41.01                4401-1045             HPV Type 45                   60 Tests             [***]
-----------------------------------------------------------------------------------------------------------
2F42.01                4401-1051             HPV Type 51                   60 Tests             [***]
-----------------------------------------------------------------------------------------------------------
2F43.01                4401-1052             HPV Type 52                   60 Tests             [***]
-----------------------------------------------------------------------------------------------------------
2F44.01                4401-1056             HPV Type 56                   60 Tests             [***]
-----------------------------------------------------------------------------------------------------------
2F45.01                4401-1611             HPV Type 6/11                 60 Tests             [***]
-----------------------------------------------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                                 Schedule 1.44

                                  HPV Products


-----------------------------------------------------------------------------------------
ABBOTT CATALOG#       DIGENE CATALOG #     DESCRIPTION                      QUANTITY
-----------------------------------------------------------------------------------------
2F32.01               4401-1024            HPV DNA Test Panel               1 Set
-----------------------------------------------------------------------------------------
8E17.01               4401-1030UP          HPV DNA Assay                    60 Tests
-----------------------------------------------------------------------------------------
2F74.01               5101-1024IVT         Digene HPV Validation Panel      6 Samples
-----------------------------------------------------------------------------------------
2F75.01               5101-1042IVT         HPV Validation Panel             36 Samples
-----------------------------------------------------------------------------------------
2F76.01               5101-1096IVT         Digene HPV Test                  96 Tests
-----------------------------------------------------------------------------------------
2F33.01               4401-1016            HPV Type 16                      60 Tests
-----------------------------------------------------------------------------------------
2F34.01               4401-1018            HPV Type 18                      60 Tests
-----------------------------------------------------------------------------------------
2F35.01               4401-1031            HPV Type 31                      60 Tests
-----------------------------------------------------------------------------------------
2F36.01               4401-1033            HPV Type 33                      60 Tests
-----------------------------------------------------------------------------------------
2F37.01               4401-1035            HPV Type 35                      60 Tests
-----------------------------------------------------------------------------------------
2F38.01               4401-1042            HPV Type 42                      60 Tests
-----------------------------------------------------------------------------------------
2F39.01               4401-1043            HPV Type 43                      60 Tests
-----------------------------------------------------------------------------------------
2F40.01               4401-1044            HPV Type 44                      60 Tests
-----------------------------------------------------------------------------------------
2F41.01               4401-1045            HPV Type 45                      60 Tests
-----------------------------------------------------------------------------------------
2F42.01               4401-1051            HPV Type 51                      60 Tests
-----------------------------------------------------------------------------------------
2F43.01               4401-1052            HPV Type 52                      60 Tests
-----------------------------------------------------------------------------------------
2F44.01               4401-1056            HPV Type 56                      60 Tests
-----------------------------------------------------------------------------------------
2F45.01               4401-1611            HPV Type 6/11                    60 Tests
-----------------------------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                 Schedule 1.45

                               HPV Specifications


General product description, intended use statement, general performance characteristics and description of kit components as stated in the relevant sections of the current, applicable product Package Inserts and Certificates of Analysis as listed below:

--------------------------------------------------------------------------------
   Assay                 Digene Package Insert     Certificate of Analysis
--------------------------------------------------------------------------------
HPV DNA Assay            L0890 09/97                L1775
4401-1030
--------------------------------------------------------------------------------
HPV DNA Test             L0893 06/97                L1460 12/98
(5101-1096)
--------------------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                                 Schedule 1.53

                                  Middle East


Afghanistan
Algeria
Egypt
Iran
Iraq
Israel
Jordon
Kuwait
Lebanon
Morocco
Oman
Qatar
Saudi Arabia
Syria
The Sudan
Tunisa
Turkey/Kurdistan
United Arab Emirates (UAE)

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                                 Schedule 1.54

                             Minimum Transfer Price



--------------------------------------------------------------------------
        Product Type                          Minimum Transfer Price
--------------------------------------------------------------------------
           CT/GC                                       [***]

                                                       [***]

                                                       [***]

--------------------------------------------------------------------------
            HBV                                        [***]

                                                       [***]

                                                       [***]
--------------------------------------------------------------------------
            HPV                                        [***]

                                                       [***]

                                                       [***]
--------------------------------------------------------------------------

     *[************************************************************************

*****************************************************************************].

     **Notwithstanding the calculation of the Minimum Transfer Price [******* ********] in no event shall the Minimum Transfer Price for any such Product be greater than [********] of the actual transfer price of such Product at the time of its first sale to Abbott hereunder adjusted for changes in the PPI for in vitro diagnostic substances-clinical chemistry products-standards and controls (Code 2835-115), as quoted by the U.S. Department of Labor, Bureau of Labor Statistics (or any successor agency or index), from the PPI published most recently prior to such first sale to the PPI published most recently prior to the date of the sale of such Product to which the Minimum Transfer Price is applicable.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                                 Schedule 1.58

                           Non-proprietary Equipment

--------------------------------------------------------------------------------------------------
ABBOTT CATALOG #   DIGENE CATALOG #    DESCRIPTION                                    QUANTITY
--------------------------------------------------------------------------------------------------
TBA                5050-1015           PC Monitor                                     1 Each
--------------------------------------------------------------------------------------------------
TBA                5050-1028A          Inkjet Printer (Epson Stylus 640)              1 Each
--------------------------------------------------------------------------------------------------
TBA                5050-1019           Printer Cable                                  1 Each
--------------------------------------------------------------------------------------------------
TBA                4300-1013           DCR-1 Well Liner Assembly                      1 Each
--------------------------------------------------------------------------------------------------
TBA                4301-1002           Decanting Racks                                2/Pack
--------------------------------------------------------------------------------------------------
TBA                4301-1003           Specimen Tube Rack                             1 Rack
--------------------------------------------------------------------------------------------------
TBA                4301-1012           DCR-1 Printer Paper                            5 Rolls
--------------------------------------------------------------------------------------------------
TBA                4301-1500           Disposable Transfer Pipettes                   500/Pack
--------------------------------------------------------------------------------------------------
2F84.01            4400-0296           Wash Buffer Pack                               1 Pack
--------------------------------------------------------------------------------------------------
2F30.01            4400-1000           Luminometer Validation Reagents                1 Set
--------------------------------------------------------------------------------------------------
2F85.01            4500-1005           Sample Digestion Reagent                       4 ml
--------------------------------------------------------------------------------------------------
3F73.01            5030-1010           Wash Apparatus                                 1 Unit
--------------------------------------------------------------------------------------------------
3F93.01            P0076               Hybridization Tube Caps, Green                 1000/Bag
--------------------------------------------------------------------------------------------------
3F94.01            P0077               Hybridization Tube Caps, Red                   1000/Bag
--------------------------------------------------------------------------------------------------
3F71.01            5015-1010           Specimen Collection Tube Rack                  1 Each
--------------------------------------------------------------------------------------------------
3F72.01            5025-1010           EXPAND-4 Pipettor (includes  Power Supply)     1 Each
--------------------------------------------------------------------------------------------------
3F72.02            5025-1015           EXPAND-4 Pipettor Stand                        1 Each
--------------------------------------------------------------------------------------------------
3F72.04            5025-1021           Power Supply (Included with 5025-1010)         1 Each
--------------------------------------------------------------------------------------------------
3F75.01            5060-1001           MicroTubes                                     960/Pack
--------------------------------------------------------------------------------------------------
3F75.02            5065-1010           MicroTube Rack                                 1 Each
--------------------------------------------------------------------------------------------------
4F81.01            5070-1010           Plate Sealers                                  100/Pack
--------------------------------------------------------------------------------------------------
4F61.01            5075-1011           Extra Long Pipette Tips                        720/Case
--------------------------------------------------------------------------------------------------
4F89.01            5080-1000           Screw Caps                                     1000/Bag
--------------------------------------------------------------------------------------------------
4F85.01            5090-1010           Disposable Reagent Reservoirs                  100/Case
--------------------------------------------------------------------------------------------------
TBA                5100-0393           Wash Buffer (30x)                              100 ml
--------------------------------------------------------------------------------------------------
4F87.01            5061-1001           1.5 ml Specimen Preparation Tubes with O-Ring  1000/Case
                                       Screw Caps
--------------------------------------------------------------------------------------------------
4F86.01            5076-1011           Thin Tip Transfer Pipettes                     2000/Case
--------------------------------------------------------------------------------------------------
4F81.02            6000-0319           HBV Plate Sealers                              100/Box
--------------------------------------------------------------------------------------------------
4F79.01            6000-0904           HBV Absorbent Blotting Pad                     3000/Case
--------------------------------------------------------------------------------------------------
4F80.01            6000-1203           HBV Hybridization Microplates                  100/Box
--------------------------------------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.





                                 Schedule 1.60

                          Other Product Specifications
CMV

General product description, intended use statement, general performance characteristics and description of kit components as stated in the relevant sections of the current, applicable product Package Inserts and Certificates of Analysis as listed below:


--------------------------------------------------------------------------------
    Assay                  Digene Package Insert       Certificate of Analysis
--------------------------------------------------------------------------------
CMV DNA Assay              L0863 09/98                No reference number
(4403-2005, Murex
DP35)
--------------------------------------------------------------------------------

                              SHARP Specifications

SHARP Signal Assay (Digene Catalog No. 4600-1192 and Package Insert L0575
04/98)

Digene Internal QC Criteria:

When tested with a master Positive Control and RNA Probe, the absorbance at 450 nm should be greater than or equal to 0.60 after one hour substrate incubation.

Customer Criteria:

When tested with the Postive Control and RNA Probe from any Probe/Primer Kit, the absorbance at 450 nm should be greater than or equal to 0.40 after one hour substrate incubation.

SHARP Probe/Primer Kits

Digene Internal QC Criteria:

When the Postive Control and RNA Probe are tested with the SHARP Signal Detection Kit, the absorbance at 450 nm should be greater than or equal to 0.60 after one hour substrate incubation.

Customer Criteria:

When the Positive Control and RNA Probe are tested with the SHARP Signal Detection Kit, the absorbance at 450 nm should be greater than or equal to 0.40 after one hour substrate incubation.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                                 Schedule 1.62

                                    Patents


-------------------------------------------------------------------------------------------------------
Application          Filed        Patent      Issued        Title                          Country
-------------------------------------------------------------------------------------------------------
[***]                [***]        [***]       [****]        [***]                            [***]
-------------------------------------------------------------------------------------------------------
30689/92           11/12/92    673,813     11/28/96      Non-Radioactive Hybridization     Australia
                                                         Assay and Kit
-------------------------------------------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                 Schedule 1.64

                              Product Accessories


--------------------------------------------------------------------------------------------------------------
ABBOTT CATALOG #    DIGENE CATALOG #   DESCRIPTION                         QUANTITY            COST ($)
--------------------------------------------------------------------------------------------------------------
2F71.01             5100-1050IVT       Digene Cervical Sampler             50/Box                     [***]
--------------------------------------------------------------------------------------------------------------
8E33.01             4203-0020          Specimen Collection Kit             20 Kits, 1 Box             [***]
--------------------------------------------------------------------------------------------------------------
2F29.01             4203-1030          STM                                 30 ml                      [***]
--------------------------------------------------------------------------------------------------------------
TBA                 4203-1030S         STM                                 1L                         [***]
--------------------------------------------------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                  Schedule 3.6

                              Validation Protocols


Validation protocols will be as described in each Product, Other Product and Equipment package insert.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                  Schedule 4.1
                        CT/GC Automation Specifications


---------------------------------------------------------------------
        Specification                     System Requirement
---------------------------------------------------------------------
[***]                                [***]
---------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                 Schedule 4.1 (cont'd)
                                 CT/GC Automation Specifications

---------------------------------------------------------------------
        Specification                     System Requirement
---------------------------------------------------------------------
        [***]                             [***]
---------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                SCHEDULE 6.1(a)

                      PURCHASE PRICE FOR DIGENE EQUIPMENT


----------------------------------------------------------------------------------------------------------------------
ABBOTT CATALOG #  DIGENE CATALOG #        DESCRIPTION                                           QUANTITY   COST ($)*
----------------------------------------------------------------------------------------------------------------------
3F62.01           4300-1010 CE            DCR-1 LUMINOMETER, 240 VOLT (ADAPTABLE TO             1 EACH       [***]
                                          120 VOLT)
----------------------------------------------------------------------------------------------------------------------
3F70.02           5000-1010               DML 2000 Luminometer 120 Volt                         1 Each       [***]
----------------------------------------------------------------------------------------------------------------------
3F70.03           5000-1020               DML 2000 Luminometer 240 Volt                         1 Each       [***]
----------------------------------------------------------------------------------------------------------------------
3F63.01           4300-1020               Rotary Shaker Assembly, 120 Volt ***                  1 Each       [***]
----------------------------------------------------------------------------------------------------------------------
3F63.02           4300-1025               Rotary Shaker Assembly, 240 Volt ***                  1 Each       [***]
----------------------------------------------------------------------------------------------------------------------
4F93.02           6000-2110               Rotary Shaker I, 120 Volt ***                         1 Each       [***]
----------------------------------------------------------------------------------------------------------------------
4F93.02           6000-2110               Rotary Shaker I, 120 Volt ***                         1 Each       [***]
----------------------------------------------------------------------------------------------------------------------
4F93.01           6000-2240               Rotary Shaker I, 240 Volt ***                         1 Each       [***]
----------------------------------------------------------------------------------------------------------------------
TBA               4300-1030               Rack Holder Rotary Shaker (Must be ordered            1 Each       [***]
                                          with 4300-1020/1025)
----------------------------------------------------------------------------------------------------------------------
4F82.02           6000-1110               Microplate Heater I,  120 Volt ***                    1 Each       [***]
----------------------------------------------------------------------------------------------------------------------
4F82.01           6000-1240               Microplate Heater I,  220 Volt ***                    1 Each       [***]
----------------------------------------------------------------------------------------------------------------------
TBA               5050-xxxx               HPV, CT/GC, HIV & HBV Software and Manuals            1 Each       [***]
                                          ****
----------------------------------------------------------------------------------------------------------------------
TBA               5050-1024EN             PC System American English**                          1 Each       [***]
----------------------------------------------------------------------------------------------------------------------
4F88.04           5050-1024FR             PC System French **                                   1 Each       [***]
----------------------------------------------------------------------------------------------------------------------
4F88.05           5050-1024GR             PC System German **                                   1 Each       [***]
----------------------------------------------------------------------------------------------------------------------
4F88.01           5050-1024IT             PC System Italian **                                  1 Each       [***]
----------------------------------------------------------------------------------------------------------------------
4F88.02           5050-1024SP             PC System Spanish **                                  1 Each       [***]
----------------------------------------------------------------------------------------------------------------------
4F88.03           5050-1024UK             PC System English UK **                               1 Each       [***]
----------------------------------------------------------------------------------------------------------------------


     * All prices set forth in this column represent [***] Effective Date. All purchases of Digene Equipment shall be either at [***], or with respect to the items identified with ***, at [********]

**Includes: HP Brio CPU, Mouse, Language Specific Keyboard, Preloaded Software (Language Specific Windows 95/Excel 97)

*** Price is [*******]

**** 5050-xxxx includes HPV and CT/GC Software and Manuals (product part number 5050-1036 IVT) and HIV and HBV Software and Manuals (product part number 5050-1039 RUO).

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                Schedule 6.1(b)
                  Purchase Price for Existing Field Equipment


-------------------------------------------------------------------------
Description     Data                              Grand Total
-------------------------------------------------------------------------
CABLE           Price Ea                                    [***]
                ---------------------------------------------------------
                Quantity                                    [***]
                ---------------------------------------------------------
                Ext Price                                   [***]
                ---------------------------------------------------------
                Depreciation                                [***]
                ---------------------------------------------------------
                Net Price                                   [***]
-------------------------------------------------------------------------
DCR-1           Price Ea                                    [***]
                ---------------------------------------------------------
                Quantity                                    [***]
                ---------------------------------------------------------
                Ext Price                                   [***]
                ---------------------------------------------------------
                Depreciation                                [***]
                ---------------------------------------------------------
                Net Price                                   [***]
-------------------------------------------------------------------------
DML             Price Ea                                    [***]
                ---------------------------------------------------------
                Quantity                                    [***]
                ---------------------------------------------------------
                Ext Price                                   [***]
                ---------------------------------------------------------
                Depreciation                                [***]
                ---------------------------------------------------------
                Net Price                                   [***]
-------------------------------------------------------------------------
MONITOR         Price Ea                                    [***]
                ---------------------------------------------------------
                Quantity                                    [***]
                ---------------------------------------------------------
                Ext Price                                   [***]
                ---------------------------------------------------------
                Depreciation                                [***]
                ---------------------------------------------------------
                Net Price                                   [***]
-------------------------------------------------------------------------
PC              Price Ea                                    [***]
                ---------------------------------------------------------
                Quantity                                    [***]
                ---------------------------------------------------------
                Ext Price                                   [***]
                ---------------------------------------------------------
                Depreciation                                [***]
                ---------------------------------------------------------
                Net Price                                   [***]
-------------------------------------------------------------------------
PIPETTOR        Price Ea                                    [***]
                ---------------------------------------------------------
                Quantity                                    [***]
                ---------------------------------------------------------
                Ext Price                                   [***]
                ---------------------------------------------------------
                Depreciation                                [***]
                ---------------------------------------------------------
                Net Price                                   [***]
-------------------------------------------------------------------------
PRINTER         Price Ea                                    [***]
                ---------------------------------------------------------
                Quantity                                    [***]
                ---------------------------------------------------------
                Ext Price                                   [***]
                ---------------------------------------------------------
                Depreciation                                [***]
                ---------------------------------------------------------
                Net Price                                   [***]
-------------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                            Schedule 6.1(b) (con't)

                  Purchase Price for Existing Field Equipment


-----------------------------------------------------------------------------------
SHAKER                  Price Ea                                           [***]
                        -----------------------------------------------------------
                        Quantity                                           [***]
                        -----------------------------------------------------------
                        Ext Price                                          [***]
                        -----------------------------------------------------------
                        Depreciation                                       [***]
                        -----------------------------------------------------------
                        Net Price                                          [***]
-----------------------------------------------------------------------------------
SOFTWARE                Price Ea                                           [***]
                        -----------------------------------------------------------
                        Quantity                                           [***]
                        -----------------------------------------------------------
                        Ext Price                                          [***]
                        -----------------------------------------------------------
                        Depreciation                                       [***]
                        -----------------------------------------------------------
                        Net Price                                          [***]
-----------------------------------------------------------------------------------
Total Ext Price                                                            [***]
-----------------------------------------------------------------------------------
Total Depreciation                                                         [***]
-----------------------------------------------------------------------------------
Total Net Price                                                            [***]
-----------------------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                Schedule 6.1(c)
                  Purchase Price for Non-proprietary Equipment

-----------------------------------------------------------------------------------------------------------------
ABBOTT CATALOG #  DIGENE CATALOG #   DESCRIPTION                                      QUANTITY         COST ($)
-----------------------------------------------------------------------------------------------------------------
TBA               5050-1015          PC Monitor                                       1 Each              [***]
-----------------------------------------------------------------------------------------------------------------
TBA               5050-1028A         Inkjet Printer (Epson Stylus 640)                1 Each              [***]
-----------------------------------------------------------------------------------------------------------------
TBA               5050-1019          Printer Cable                                    1 Each              [***]
-----------------------------------------------------------------------------------------------------------------
TBA               4300-1013          DCR-1 Well Liner Assembly                        1 Each              [***]
-----------------------------------------------------------------------------------------------------------------
TBA               4301-1002          Decanting Racks                                  2/Pack              [***]
-----------------------------------------------------------------------------------------------------------------
TBA               4301-1003          Specimen Tube Rack                               1 Rack              [***]
-----------------------------------------------------------------------------------------------------------------
TBA               4301-1012          DCR-1 Printer Paper                              5 Rolls             [***]
-----------------------------------------------------------------------------------------------------------------
TBA               4301-1500          Disposable Transfer Pipettes                     500/Pack            [***]
-----------------------------------------------------------------------------------------------------------------
2F84.01           4400-0296          Wash Buffer Pack                                 1 Pack              [***]
-----------------------------------------------------------------------------------------------------------------
2F30.01           4400-1000          Luminometer Validation Reagents                  1 Set               [***]
-----------------------------------------------------------------------------------------------------------------
2F85.01           4500-1005          Sample Digestion Reagent                         4 ml                [***]
-----------------------------------------------------------------------------------------------------------------
3F73.01           5030-1010          Wash Apparatus                                   1 Unit              [***]
-----------------------------------------------------------------------------------------------------------------
3F93.01           P0076              Hybridization Tube Caps, Green                   1000/Bag            [***]
-----------------------------------------------------------------------------------------------------------------
3F94.01           P0077              Hybridization Tube Caps, Red                     1000/Bag            [***]
-----------------------------------------------------------------------------------------------------------------
3F71.01           5015-1010          Specimen Collection Tube Rack                    1 Each              [***]
-----------------------------------------------------------------------------------------------------------------
3F72.01           5025-1010          EXPAND-4 Pipettor (includes  Power Supply)       1 Each              [***]
-----------------------------------------------------------------------------------------------------------------
3F72.02           5025-1015          EXPAND-4 Pipettor Stand                          1 Each              [***]
-----------------------------------------------------------------------------------------------------------------
3F72.04           5025-1021          Power Supply (Included with 5025-1010)           1 Each              [***]
-----------------------------------------------------------------------------------------------------------------
3F75.01           5060-1001          MicroTubes                                       960/Pack            [***]
-----------------------------------------------------------------------------------------------------------------
3F75.02           5065-1010          MicroTube Rack                                   1 Each              [***]
-----------------------------------------------------------------------------------------------------------------
4F81.01           5070-1010          Plate Sealers                                    100/Pack            [***]
-----------------------------------------------------------------------------------------------------------------
4F61.01           5075-1011          Extra Long Pipette Tips                          720/Case            [***]
-----------------------------------------------------------------------------------------------------------------
4F89.01           5080-1000          Screw Caps                                       1000/Bag            [***]
-----------------------------------------------------------------------------------------------------------------
4F85.01           5090-1010          Disposable Reagent Reservoirs                    100/Case            [***]
-----------------------------------------------------------------------------------------------------------------
TBA               5100-0393          Wash Buffer (30x)                                100 ml              [***]
-----------------------------------------------------------------------------------------------------------------
4F87.01           5061-1001          1.5 ml Specimen Preparation Tubes with O-Ring    1000/Case           [***]
                                     Screw Caps
-----------------------------------------------------------------------------------------------------------------
4F86.01           5076-1011          Thin Tip Transfer Pipettes                       2000/Case           [***]
-----------------------------------------------------------------------------------------------------------------
4F81.02           6000-0319          HBV Plate Sealers                                100/Box             [***]
-----------------------------------------------------------------------------------------------------------------
4F79.01           6000-0904          HBV Absorbent Blotting Pad                       3000/Case           [***]
-----------------------------------------------------------------------------------------------------------------
4F80.01           6000-1203          HBV Hybridization Microplates                    100/Box             [***]
-----------------------------------------------------------------------------------------------------------------

                                 Schedule 13.2

           PRODUCT, OTHER PRODUCT AND EQUIPMENT REPLACEMENT OR REPAIR


     If Abbott believes that a Product, Other Product or Equipment is a Defective Product it shall so notify Digene in writing within sixty (60) days of discovering the existence of such defect. Abbott shall use commercially reasonable efforts to provide to Digene a written report detailing the area(s) of non-conformance within forty-five (45) days after providing Digene with the initial notification. The Parties shall mutually determine if such Product, Other Product or Equipment is a Defective Product and, if so, shall mutually determine a time frame in which the Defective

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




Product shall be either disposed of appropriately or packaged in accordance with the appropriate international, national, state and local regulations for return to Digene. Digene shall arrange for a shipping agent to collect, handle and ship the Defective Product to a destination of Digene's choice and at Digene's sole expense. Such collection shall occur during Abbott's normal business hours.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                 Schedule 20.4

                                      CMV


---------------------------------------------------------------------------------------------------------
ABBOTT CATALOG #    DIGENE CATALOG #         DESCRIPTION                      QUANTITY        COST ($)
---------------------------------------------------------------------------------------------------------
2F93.01             4400-0333                CMV Lysis Buffer                 100 ml               [***]
---------------------------------------------------------------------------------------------------------
8E19.01             4403-2005                CMV DNA Assay (Murex label)      60 Tests             [***]
---------------------------------------------------------------------------------------------------------
2F92.01             4403-2006                CMV DNA Test Panel               1 Set                [***]
---------------------------------------------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                 Schedule 20.5

                                     SHARP


----------------------------------------------------------------------------------------------------------------
ABBOTT CATALOG #   DIGENE CATALOG #    DESCRIPTION                             QUANTITY            COST ($)
----------------------------------------------------------------------------------------------------------------
8E18.01            4600-1192           Sharp Signal System Assay               192 Tests                [***]
----------------------------------------------------------------------------------------------------------------
2F46.01            4600-1511           HBV Positive Control DNA                100 Microliters          [***]
----------------------------------------------------------------------------------------------------------------
                                                                                                        [***]
----------------------------------------------------------------------------------------------------------------
2F49.01            4600-1514           HIV Positive Control DNA                100 Microliters          [***]
----------------------------------------------------------------------------------------------------------------
2F50.01            4600-1515           CMV Positive Control DNA                100 Microliters          [***]
----------------------------------------------------------------------------------------------------------------
2F51.01            4600-1516           Mtb Positive Control DNA                100 Microliters          [***]
----------------------------------------------------------------------------------------------------------------
2F86.01            4601-1100           HBV Probe Primer Set                    100 Tests                [***]
----------------------------------------------------------------------------------------------------------------
2F54.01            4603-1100           HPV Probe Primer Set                    100 Tests                [***]
----------------------------------------------------------------------------------------------------------------
2F88.01            4604-1145           HIV SK145/150 Probe Primer Set          100 Tests                [***]
----------------------------------------------------------------------------------------------------------------
2F87.01            4604-1380           HIV SK38/39 Probe Primer Set            100 Tests                [***]
----------------------------------------------------------------------------------------------------------------
2F89.01            4605-1100           CMV Probe Primer Set                    100 Tests                [***]
----------------------------------------------------------------------------------------------------------------
2F56.01            4605-1101           Cytomegalovirus (CMV)                   100 Tests                [***]
----------------------------------------------------------------------------------------------------------------
2F58.01            4606-1100           Mycobacterium TB                        100 Tests                [***]
----------------------------------------------------------------------------------------------------------------
2F59.01            4607-1100           Herpes Simplex Virus                    100 Tests                [***]
----------------------------------------------------------------------------------------------------------------
2F60.01            4608-1100           Varicella Zoster Virus                  100 Tests                [***]
----------------------------------------------------------------------------------------------------------------
2F61.01            4609-1100           Human Herpes Virus 6                    100 Tests                [***]
----------------------------------------------------------------------------------------------------------------
2F62.01            4610-1100           Epstein Barr Virus                      100 Tests                [***]
----------------------------------------------------------------------------------------------------------------
2F63.01            4611-1100           Parvovirus B19                          100 Tests                [***]
----------------------------------------------------------------------------------------------------------------
2F64.01            4620-1100           Borrelia burgdorderi, flagellin         100 Tests                [***]
----------------------------------------------------------------------------------------------------------------
2F65.01            4620-1101           Borrelia burgdorderi, OspA              100 Tests                [***]
----------------------------------------------------------------------------------------------------------------
2F66.01            4621-1100           Chlamydia Trachomatis                   100 Tests                [***]
----------------------------------------------------------------------------------------------------------------
2F67.01            4630-1000           Toxoplasma gondii                       100 Tests                [***]
----------------------------------------------------------------------------------------------------------------
2F67.01            4631-1100           Plasmodium flaciparum                   100 Tests                [***]
----------------------------------------------------------------------------------------------------------------
2F69.01            4632-1100           Plasmodium vivax 210                    100 Tests                [***]
----------------------------------------------------------------------------------------------------------------
2F70.01            4632-1101           Plasmodium vivax 247                    100 Tests                [***]
----------------------------------------------------------------------------------------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                Schedule 20.8(i)

                            Financial Reconciliation



Amounts due to (from) Digene as of March 31, 1999



Billed to                                                 Amount (USD)
---------                                                --------------



[******]                                                  $         [***]





Adjustments
-----------


Note offsets (9/30/98 &                                             [***]
12/31/98)

Price adjustment on open equipment invoices                         [***]

                                                         ----------------

Net amount due to Digene                                  $ 2,722,803.04
                                                         ================

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                 Schedule 21.6
                         Alternative Dispute Resolution

     The Parties recognize that a bona fide dispute as to certain matters may arise from time to time during the term of this Agreement which relates to either Party's rights and/or obligations. The terms of this Schedule 21.6 set forth the procedures to be used in the alternative dispute resolution ("ADR") process for resolving disputes between the Parties.

     A Party initiating the ADR must first send written notice of the dispute to the other Party for attempted resolution by good faith negotiation between their respective presidents (or their equivalents) of the affected subsidiaries, divisions, or business units within twenty-eight (28) days after such notice is received (all references to "days" in this ADR provision are to calendar days).

     If the matter is not resolved within such twenty-eight (28) day period, or if the Parties fail to meet within such twenty-eight (28) day period, either Party may initiate an ADR proceeding as provided herein. The Parties shall have the right to be represented by counsel in such a proceeding.

     22. To begin the ADR proceeding, a Party shall provide written notice (the "ADR Notice") to the other Party of the issues to be resolved by ADR. Within fourteen (14) days after its receipt of the ADR Notice, the other Party may, by written notice to the Party providing the ADR Notice, add additional issues to be resolved within the same ADR proceeding.

     23. Within twenty-one (21) days following receipt of the ADR Notice, the Parties shall select a mutually acceptable neutral individual to preside in the resolution of any disputes in the ADR proceeding. If the Parties are unable to agree on a mutually acceptable neutral within such period, either Party may request the President of the CPR Institute for Dispute Resolution ("CPR"), 366 Madison Avenue, 14th Floor, New York, New York 10017, to select a neutral pursuant to the following procedures:

          (a)  The CPR shall submit to the Parties a list of not less than five
          (5) candidates within fourteen (14) days after receipt of the request, along with a Curriculum Vitae for each candidate. Each candidate shall be independent and shall not be an employee, director or holder of one percent (1%) or more of the outstanding equity securities of either Party or any of their subsidiaries or affiliates or of any entity with which either Party has a contractual or business relationship.

          (b) Such list shall include a statement of disclosure by each candidate of any circumstances likely to affect his or her impartiality.

          (c) Each Party shall number the candidates in order of preference (with the number one (1) signifying the greatest preference and shall deliver the list to the CPR within seven (7) days following receipt of the list of candidates. If a Party believes a conflict of interest exists regarding any of the candidates, that Party shall provide a written explanation of the conflict to the CPR along with its list showing its order of preference for the candidates. Any Party failing to return a list of preferences on time shall be deemed to have no order of preference.

          (d) If the Parties collectively have identified fewer than three (3) candidates deemed to have conflicts, the CPR immediately shall designate as the neutral the candidate for whom the Parties collectively have indicated the greatest preference. If a tie should result between two candidates, the CPR may designate either candidate. If the Parties collectively have identified three (3) or more candidates deemed to have conflicts, the CPR shall review the explanations regarding the conflicts and, it its sole discretion, may either (i) immediately designate as the neutral the candidate for whom the Parties collectively have indicated the greatest preference, or
          (ii) issue a new list of not less than five (5) candidates, in which case the procedures set forth in subparagraphs 2(a)-2(d) shall be repeated until the neutral is selected.

     24. No earlier than twenty-eight (28) days or later than fifty-six (56) days after selection, the neutral shall hold a hearing to resolve each of the issues identified by the Parties. The ADR proceeding shall take place at a location agreed upon by the Parties. If the Parties cannot agree, the neutral shall designate a location other than the principal place of business of either Party or any of their subsidiaries or affiliates.

     25. At least seven (7) days prior to the hearing, each Party shall submit, in written form, the following to the other Party and the neutral:

          (a) a copy of all exhibits on which such Party intends to rely in any oral or written presentation to the neutral;

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          (b) a list of any witnesses such Party intends to call at the hearing, and a short summary of the anticipated testimony of each witness;

          (c) a proposed ruling on each issue to be resolved, together with a request for a specific damage award or other remedy for each issue. The proposed rulings and remedies shall not contain any recitation of the facts or any legal arguments and shall not exceed one (1) page per issue.

          (d) a brief in support of such Party's proposed rulings and remedies, provided that the brief shall not exceed twenty (20) pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

     Except as expressly set forth in subparagraphs 4(a) - 4(d), no discovery shall be required or permitted by any means, including depositions, interrogatories, requests for admissions, or production of documents.

     26. The hearing shall be conducted on two (2) consecutive days and shall be governed by the following rules:

          (a) The hearing may be attended by one representative of each Party, each Party's expert witnesses, if any, counsel and the neutral.

          (b) Video conferencing shall be permissible at the discretion of the neutral.

          (c) Each Party shall be entitled to five (5) hours of hearing time to present its case. The neutral shall determine whether each Party has had the five (5) hours to which it is entitled.

          (d) Each Party shall be entitled, but not required, to make an opening statement, to present regular and rebuttal testimony, documents or other evidence, to cross-examine witnesses, and to make a closing argument. Cross-examination of witnesses shall occur immediately after their direct testimony, and cross-examination time shall be charged against the Party conducting the cross-examination.

          (e) The Party initiating the ADR shall begin the hearing and, if it chooses to make an opening statement, shall address not only issues it raised but also any issues raised by the responding Party. The responding Party, if it chooses to make an opening statement, also shall address all issues raised in the ADR. Thereafter, the presentation of regular and rebuttal testimony and documents, other evidence, and closing arguments shall proceed in the same sequence.

          (f) Except when testifying, witnesses, other than the Party representatives and any expert witnesses, shall be excluded from the hearing until closing arguments.

          (g) Settlement negotiations, including any statements made therein, shall not be admissible under any circumstances. Affidavits prepared for purposes of the ADR hearing shall be admissible at the discretion of the neutral, provided the affiant is available for purposes of cross-examination. As to all other matters, the neutral shall have sole discretion regarding the admissibility of any evidence.

     27. Within seven (7) days following completion of the hearing, each Party may submit to the other Party and the neutral a post-hearing brief in support of its proposed rulings and remedies, provided that such brief shall not contain or discuss any new evidence and shall not exceed ten (10) pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

     28. The neutral shall rule on each disputed issue within fourteen (14) days following completion of the hearing. Such ruling shall adopt in its entirety the proposed ruling and remedy of one of the parties on each disputed issue but may adopt one party's proposed rulings and remedies on some issues and the other party's proposed rulings and remedies on other issues. The neutral shall not issue any written opinion or otherwise explain the basis of the ruling.

     29. The neutral shall be paid a reasonable fee plus expenses. These fees and expenses, along with the reasonable legal fees and expenses of the prevailing Party (including all expert witness fees and expenses), the fees and expenses of a court reporter, and any expenses for a hearing room, shall be paid as follows:

          (a) If the neutral rules in favor of one Party on all disputed issues in the ADR, the losing Party shall pay 100% of such fees and expenses.

          (b) If the neutral rules in favor of one Party on some issues and in favor of the other Party on other issues, the neutral shall issue with the rulings a written determination as to how such fees and expenses shall be allocated between the Parties. The neutral shall allocate fees and expenses in a way that bears a reasonable relationship to the outcome

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          of the ADR, with the Party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses.

     30. The rulings of the neutral and the allocation of fees and expenses shall be binding, non-reviewable, and non-appealable, and may be entered as a final judgment in any court having jurisdiction.

     31. Except as provided in paragraph 9 or as required by law, the existence of the dispute, any settlement negotiations, the ADR hearing, any submissions (including exhibits, testimony, proposed rulings, and briefs), and the rulings shall be deemed Confidential Information, although the rulings may be introduced in any subsequent ADR hearing relating to this Agreement. The neutral shall have the authority to impose sanctions for unauthorized disclosure of Confidential Information.